Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14041NEJ6
665859AJ3
85748KAA1
Issuer
Capital One Multi Asset Execution
Trust
Northern Trust Corporation
State Street Corporation
Underwriters
Citigroup, Deutsche Bank Securities,
Bank of America, Barclays Capital
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
CapitalBanc of America Securities,
Goldman Sachs, Credit Suisse, Morgan
Stanley, Muriel Siebert, UBS Securities,
Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
COMET 2009-A2 3.2% 4/15/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
100.000
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.30%
0.30%
Rating
B1/b
A1/AA-
Aaae/AAA
Current yield
3.22%
5.52%
2.15%
Benchmark vs Spread (basis points)
214bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $
770,000
0.08%
0.23%
0.86%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $
9,230,000
0.92%
0.23%
0.69%
6/30/2009
Total

10,000,000

$10,000,000
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
961214BJ1
61757UAH3
06050BAG6
Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Citigroup,
Deutsche Bank
Bank of New York Mellon, BB&T,Cabrera
Capital Markets, CastleOak,  FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WSTP 2 1/4 11/19/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/16/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.916
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.30%
0.30%
Rating
Aa1 / AA
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis points)
100
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
1,000,000
 $
999,160.00
0.05%
-0.15%
0.26%
12/31/2009
DWS Short Duration Plus Fund
14,000,000
 $
13,988,240.00
0.70%
-0.15%
0.09%
12/31/2009
Total
15,000,000
 $
14,987,400.00
0.75%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92553PAE2
05523UAJ9
032511BF3
Issuer
VIACOM INC
BAE SYSTEMS HOLDINGS INC
ANADARKO PETROLEUM CORP
Underwriters
Citigroup, Deutsche Bank, RBS,
Bank of New York, BNP Paribas,
Daiwa Securities, Lloyds Bank,
Mitsubishi UFJ, Mizuho Securities
Barclays, Citigroup, Goldman
Sachs, JP Morgan
Bank of America, Citigroup,
Morgan Stanley, RBS, Bank of
Tokyo-Mitsubishi UFJ, Bank of
New York Mellon, BBVA
Securities, BMO Capital Markets,
BNP Paribas, Calyon, DnB NOR
Bank
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VIA 4 3/8 09/15/14
BALN 6 3/8 06/01/19
APC 6 19/20 06/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/19/2009
6/1/2009
6/9/2009
Total amount of offering sold to QIBs
600,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
1,000,000,000
300,000,000
Public offering price
99.291
99.651
98.881
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
N/A
0.65%
Rating
Baa2 / BBB
Baa2 / BBB+
Baa3 / BBB-
Current yield
4.27%
5.84%
6.29%
Benchmark vs Spread (basis points)
210bp
275bp
325bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
350,000
 $
347,518.50
0.06%
2.85%
1.17%
9/30/2009
DWS Short Duration Plus Fund
DWS
4,210,000
 $
4,180,151.10
0.70%
2.85%
1.35%
9/30/2009
Total


 $
4,527,669.60
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAV0
589331AP2
05523UAG5
Issuer
TIME WARNER CABLE INC
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Barclays, Deutsche Bank, Goldman Sachs,
Morgan Stanley, RBS, Wells Fargo, Cabrera
Capital Markets, Williams Capital Group
Bank of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC, JP Morgan,
RBS, Santander, Williams Capital Group
Barclays, Citigroup, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWC 3 1/2 02/01/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2009
6/22/2009
6/1/2009
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
500,000,000
Public offering price
99.353
99.598
99.799
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
Baa2 / BBB
Aa3 / AA-
Baa2 / BBB+
Current yield
3.50%
3.82%
4.73%
Benchmark vs Spread (basis points)
153
137.5
250







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
200,000.00
 $
198,706.00
0.04%
-0.56%
-0.14%
12/31/2009
DWS Short Duration Plus Fund
2,800,000.00
 $
2,781,884.00
0.56%
-0.56%
-0.13%
12/31/2009
Total
3,000,000.00
 $
2,980,590.00
0.60%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8
00206RAP7
92343VAQ7
Issuer
Telecom Italia Capital
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez Banc of America Securities,
Citigroup, Credit Suisse, Greenwich Capital
Markets, Morgan Stanley, UBS Securities,
Barclays Capital, Goldman Sachs, Merrill
Lynch, Mitsubishi UFJ, RBC Capital Markets,
Scotia Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
TITIM 6.175% 06/18/2014
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley Capital Services Inc.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
4.57%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%
1.13%
0.44%
101.1276
DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%
1.13%
0.45%
101.1276
DWS Bond VIP Combined
DWS
290,000.00
 $    290,000
0.03%
1.13%
0.96%
101.1276
DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%
1.13%
1.26%
101.1276
DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%
1.13%
0.97%
101.1276
DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%
1.13%
1.00%
101.1276
DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%
1.13%
1.71%
101.1276
DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%
1.13%
0.63%
101.1276
DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%
1.13%
0.58%
101.1276
Total

9,660,000
 $ 9,660,000
0.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
822582AG7
742732AE0
369550AP3
Issuer
SHELL INTERNATIONAL
PROCTER & GAMBLE INTL FN
GENERAL DYNAMICS CORP
Underwriters
Bank of America, Deutsche Bank,
Morgan Stanley
Goldman Sachs, JP Morgan,
Morgan Stanley, Barclays, Credit
Suisse, Mitsubishi UFJ Securities
Bank of America, JP Morgan,
RBS, ANZ Securities,  Banca IMI,
BBVA Securities, BMO Capital
Markets, Bank of New York
Mellon, Lloyds TSB Bank,
Mitsubishi UFJ Securities, PNC
Capital Markets
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
RDSALN 1 3/10 09/22/11
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
8/25/2009
6/19/2009
Total amount of offering sold to QIBs
1,500,000,000
1,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
1,000,000,000
750,000,000
Public offering price
99.996
99.926
99.554
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.11%
0.18%
0.20%
Rating
Aa1 / AA
Aa3 / AA-
A2 / A
Current yield
1.30%
1.35%
1.78%
Benchmark vs Spread (basis points)
37.5bp
38bp
80bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,200,000
$1,199,952.00
0.08%
0.27%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
14,600,000
$14,599,416.00
0.97%
0.27%
0.46%
9/30/2009
Total


$15,799,368.00
1.05%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco
Santander, Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS Securities,
Unibanco Securities Banc of America
Securities LLC, Citigroup, JP Morgan
Banc of America Securities LLC, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 4.5% 03/01/12
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
99.470
99.716
99.89
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
4.52%
6.52%
6.36%
Benchmark vs Spread (basis points)
335bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%
2.19%
-1.87%
2/27/2009
DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%
2.34%
-0.90%
3/31/2009
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%
2.34%
-2.34%
3/31/2009
DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%
2.19%
-2.13%
2/27/2009
DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%
2.34%
0.65%
3/31/2009
DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%
2.34%
0.56%
3/31/2009
DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%
2.34%
0.55%
3/31/2009
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%
2.34%
0.06%
3/31/2009
Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AX0
444859AY8
444859AZ5
Issuer
ROCHE HOLDINGS INCORPORATED
HUMANA INCORPORATED
HUMANA INCORPORATED
Underwriters
Banc of America Securities LLC, Banco
Santander, Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, JP Morgan
Banc of America Securities LLC, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW Float 02/25/11
HUM 7.2% 06/15/18
HUM 8.15% 06/15/38
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
6/2/2008
6/2/2008
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,250,000,000
500,000,000
250,000,000
Public offering price
100.000
99.89
99.92
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.65%
0.88%
Rating
Aa1/AA-
Baa3/BBB
Baa3/BBB
Current yield
3.25%
7.21%
8.16%
Benchmark vs Spread (basis points)
199bp
325bp
350bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
200,000
 $                   200,000
0.02%
-0.19%
-0.80%
2/26/2009
DWS Short Duration Plus Fund
DWS
1,800,000.00
 $                 1,800,000
0.14%
-0.19%
-0.70%
2/26/2009
Total

2,000,000
 $                 2,000,000
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3
485188AH9
485188AG1
Issuer
Rio Tinto Financial
Kansas City Southern RY
Kansas City Southern RY
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International
Banc of America Securities, Morgan Stanley,
Scotia Capital, BMO Capital, Suntrust
Capital Banc of America Securities, Morgan
Stanley, Scotia Capital, BMO Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RIOLN 8.95% 05/01/2014
KSU 13% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/14/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
2,000,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
190,000,000
275,000,000
Public offering price
98.805
88.405
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
2.00%
2.00%
Rating
Baa1/BBB
B2/B+
B2/B+
Current yield
9.06%
14.71%
8.00%
Benchmark vs Spread (basis points)
752bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%
9.50%
5.37%
5/6/2009
DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%
9.50%
5.49%
5/6/2009
DWS High Income Trust
DWS
135,000
 $     133,387
0.01%
12.47%
16.50%
6/30/2009
DWS High Income VIP
DWS
155,000
 $     153,148
0.01%
12.47%
11.40%
6/30/2009
DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%
12.47%
11.27%
6/30/2009
DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%
12.47%
3.66%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%
12.47%
4.10%
6/30/2009
DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%
12.47%
6.76%
6/30/2009
DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%
8.19%
3.91%
5/11/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%
12.47%
11.01%
6/30/2009
DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%
12.47%
7.38%
6/30/2009
DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%
12.47%
7.38%
6/30/2009
Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8
020002AW1
020002AX9
Issuer
Principal Financial Group
Allstate Corporation
Allstate Corporation

Citigroup, Credit Suisse, Deutsche Bank
Securities
Barclays Capital, Goldman Sachs, JP Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp Investments, Wachovia, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
PFG 7.875% 05/15/2019
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/18/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
350,000,000
300,000,000
700,000,000
Total amount of any concurrent public
offering
0
0
0
Total
350,000,000
300,000,000
700,000,000
Public offering price
100.000
99.859
99.728
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
A3/BBB+
A3/A-
A3/A-
Current yield
8.88%
6.21%
0.65%
Benchmark vs Spread (basis points)
563bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%
5.35%
2.23%
6/30/2009
DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%
5.35%
2.41%
6/30/2009
DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%
5.35%
2.14%
6/30/2009
DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%
5.35%
1.70%
6/30/2009
DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%
5.35%
1.33%
6/30/2009
DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%
5.35%
2.26%
6/30/2009
DWS SHORT DURATION FUND
DWS
960,000.00
 $     960,000
0.27%
5.35%
1.37%
6/30/2009
DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $11,540,000
3.30%
5.35%
1.50%
6/30/2009
Total

21,600,000
 $20,605,500
6.17%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74153WBY4
020002AW1
42929115
Issuer
Pricoa Global Funding
Allstate Corporation
Allstate Corporation
Underwriters
Deutsche Bank Securities, UBS
Securities, Wachovia
Barclays Capital, Goldman Sachs,
JP Morgan
Barclays Capital, Goldman Sachs,
JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp, Wachovia, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
PRU 5.45% 06/11/2014
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
500,000,000
300,000,000
700,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
300,000,000
700,000,000
Public offering price
99.788
99.859
99.728
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/AA-
A3/A-
A3/A-
Current yield
5.46%
6.21%
7.47%
Benchmark vs Spread (basis points)
295bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000
 $    444,057
0.09%
0.04%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,325,000
 $ 5,313,711
1.07%
0.04%
0.25%
6/30/2009
Total

5,770,000
 $ 5,757,768
1.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAW4
742732AE0
369550AP3
Issuer
PRAXAIR INC
PROCTER & GAMBLE INTL FN
GENERAL DYNAMICS CORP
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank
Goldman Sachs, JP Morgan, Morgan
Stanley, Barclays, Credit Suisse,
Mitsubishi UFJ Securities
Bank of America, JP Morgan, RBS,
ANZ, Banca IMI, BBVA Securities,
BMO Capital Markets, BNY Mellon,
Lloyds TSB Bank, Mitsubishi UFJ
Securities, PNC
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PX 1 3/4 11/15/12
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
8/25/2009
6/19/2009
Total amount of offering sold
to QIBs
400,000,000
1,000,000,000
750,000,000
Total amount of any concurrent
public offering
0
0
0
Total
400,000,000
1,000,000,000
750,000,000
Public offering price
99.710
99.926
99.554
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.18%
0.20%
Rating
A2 / A
Aa3 / AA-
A2 / A
Current yield
1.75%
1.34%
1.78%
Benchmark vs Spread (basis
points)
50
38
80







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
700,000.00
 $
697,970.00
0.17%
-0.68%
0.37%
12/31/2009
DWS Short Duration Plus Fund
10,420,000.00
 $
10,389,782.00
2.60%
-0.68%
0.30%
12/31/2009
Total
11,120,000.00
 $
11,087,752.00
2.77%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
6832348A9
3133XRYE4
31331GQS1
Issuer
Province of Ontario
Federal Home Loan Bank
Federal Farm Credit Bank
Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, RB Capital
Markets
HSBC Securities
HSBC Securities
Years of continuous operation,
including predecessors
> 3 years
>3 years
>3 years
Security
ONT 4.1% 06/16/2014
FHLB 2.85% 08/11/2009
FFCBH 1.05% 03/18/2010
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
RBC Capital Markets
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/9/2009
8/5/2008
3/11/2009
Total amount of offering sold to QIBs
4,000,000,000
100,000,000
505,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
100,000,000
505,000,000
Public offering price
99.933
100.000
100.000
Price paid if other than public
offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.23%
0.04%
0.03%
Rating
Aa1/Aae
NA/AAA
Aaa/AAA
Current yield
4.10%
2.85%
1.05%
Benchmark vs Spread (basis points)
127bp
240bp
28bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    769,484
0.02%
2.05%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,223,816
0.23%
2.05%
0.69%
6/30/2009
Total

10,000,000
 $ 9,993,300
0.25%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BB7
097023AW5
438516AZ9
Issuer
NORTHROP GRUMMAN CORP
BOEING CO
HONEYWELL INTERNATIONAL
Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS, Banca IMI, BNP Paribas,
Goldman Sachs, Mitsubishi UFJ
Securities, SunTrust Robinson
Humphrey,  Wells Fargo
Deutsche Bank, Greenwich Capital
Markets, JP Morgan, Morgan
Stanley, UBS, ANZ Securities,
Bank of America, Banca IMI,
Barclays, BBVA Securities, BNP
Paribas, Bank of New York Mellon,
Calyon
Deutsche Bank, JP Morgan, RBS,
UBS, Bank of America, Banca
Intesa, Barclays, BBVA Securities,
BNP Paribas, Citigroup, Goldman
Sachs, HSBC
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
NOC 3 7/10 08/01/14
BA 6 03/15/19
HON 5 02/15/19
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
3/10/2009
2/17/2009
Total amount of offering sold to QIBs
350,000,000
650,000,000
900,000,000
Total amount of any concurrent
public offering
0
0
0
Total
350,000,000
650,000,000
900,000,000
Public offering price
99.814
98.466
99.643
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.45%
0.45%
Rating
Baa2 / BBB
A2 / A
A2 / A
Current yield
3.64%
5.37%
4.75%
Benchmark vs Spread (basis points)
115bp
320bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
255,000
 $
254,525.70
0.07%
0.59%
0.64%
8/6/2009
DWS Short Duration Plus Fund
DWS
3,075,000
 $
3,069,280.50
0.88%
0.59%
0.43%
8/6/2009
Total


 $
3,323,806.20
0.95%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
653522DQ2
66989HAA6
911312AL0
Issuer
NIAGARA MOHAWK POWER
NOVARTIS CAPITAL CORP
UNITED PARCEL SERVICE
Underwriters
Deutsche Bank, JP Morgan,
Mitsubishi UFJ Securities
Bank of America, Citigroup,
Goldman Sachs, JP Morgan,
Barclays, Credit Suisse, Morgan
Stanley, UBS
Barclays, Citigroup, JP Morgan,
UBS, Bank of America, Banca IMI,
BNP Paribas, CastleOak
Securities, Credit Suisse, Goldman
Sachs, Greenwich Capital Markets
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
NGGLN 3.553 10/01/14
NOVART 4 1/8 02/10/14
UPS 3 7/8 04/01/14
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2009
2/4/2009
3/19/2009
Total amount of offering sold to QIBs
500,000,000
2,000,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
2,000,000,000
1,000,000,000
Public offering price
100.000
99.897
99.778
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.35%
0.35%
Rating
A3 / A-
Aa2 / AA-
Aa3 / AA-
Current yield
3.56%
3.94%
3.69%
Benchmark vs Spread (basis points)
110bp
225bp
230bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
$190,000.00
0.04%
0.60%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
2,880,000
$2,880,000.00
0.58%
0.60%
0.24%
9/30/2009
Total


$3,070,000.00
0.61%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
64952WAS2
61757UAH3
06050BAG6
Issuer
NEW YORK LIFE GLOBAL FDG
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Credit Suisse, Deutsche Bank, UBS
Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak Securities,
FTN Financial, HSBC, Keybanc Capital
Markets, Loop Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NYL 2 1/4 12/14/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.718
99.958
99.970
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.23%
1.93%
2.06%
Benchmark vs Spread (basis points)
93
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
300,000.00
 $
299,154.00
0.06%
-0.29%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,700,000.00
 $
4,686,746.00
0.94%
-0.29%
1.16%
12/31/2009
Total
5,000,000.00
 $
4,985,900.00
1.00%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
638602BN1
61757UAL4
481247AN4
Issuer
NATIONWIDE BLDG SOCIETY
MORGAN STANLEY
JP MORGAN CHASE &
COMPANY
Underwriters
Barclays, Deutsche Bank, JP
Morgan, Morgan Stanley
Banco Bilbao Vizcaya Argentaria,
Bank of New York Mellon, BB&T
Capital Markets, Commerzbank
Capital Markets, Danske Bank,
Bank AG Deutsche Zentral-
Genossenschaftsb, FTN Financial,
Keybank
Blaylock Robert Van, Keybank,
Wells Fargo, Williams Capital
Group
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
NWIDE 0 05/17/12
MS 0 02/10/12
JPM 0 12/26/12
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
2/6/2009
3/31/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
3,600,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
3,600,000,000
Public offering price
100.000
100.000
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
0.62%
0.74%
0.53%
Benchmark vs Spread (basis points)
N/A
N/A
N/A








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Plus Fund
DWS
2,000,000
$2,000,000.00
0.10%
-0.30%
1.79%
9/30/2009
Total


$2,000,000.00
0.10%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
638602BM3
61757UAH3
23636UAA5
Issuer
NATIONWIDE BLDG SOCIETY
MORGAN STANLEY
DANSKE BANK A/S
Underwriters
Barclays, Deutsche Bank, JP
Morgan, Morgan Stanley
Bank of New York Mellon, BB&T
Capital Markets, Cabrera Capital
Markets, CastleOak Securities,
FTN Financial, HSBC, Keybank,
Loop Capital
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NWIDE 2 1/2 08/17/12
MS 1.95 06/20/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
1/14/2009
6/23/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,250,000,000
Public offering price
99.928
99.958
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.48%
1.93%
2.46%
Benchmark vs Spread (basis points)
76.9
97.6
78.2








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,380,000
$1,379,006
0.07%
0.94%
1.28%
9/30/2009
DWS Short Duration Plus Fund
DWS
16,620,000
$16,608,034
0.83%
0.94%
1.79%
9/30/2009
Total


$17,987,040
0.90%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
63243NAA2
500769DF83
30216BBS0
Issuer
NATIONAL AGRICULTURAL CO
KFW
EXPORT DEVELOPMENT
CANAD
Underwriters
BNP Paribas, Deutsche Bank,
HSBC, JP Morgan,  NH
Investment & Securities
Credit Suisse, Deutsche Bank,
Credit Suisse, JP Morgan, Morgan
Stanley
Bank of America, BNP Paribas,
HSBC, RBC Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NACF 5 09/30/14
KFW 3 1/2 03/10/14
EDC 3 1/8 04/24/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BNP Paribas
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2009
3/3/2009
4/20/2009
Total amount of offering sold to QIBs
500,000,000
5,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
5,000,000,000
1,000,000,000
Public offering price
99.533
N/A
99.835
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.15%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
4.93%
3.38%
3.06%
Benchmark vs Spread (basis points)
268bp
162.8bp
135.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
470,000
$467,805
0.09%
1.35%
0.19%
9/30/2009
DWS Short Duration Plus Fund
DWS
7,075,000
$7,041,960
1.41%
1.35%
0.11%
9/30/2009
Total


$7,509,765
1.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AP1
444859AZ5
008117AM5
Issuer
MEDTRONIC INCORPORATED
HUMANA INC
AETNA INCORPORATED
Underwriters
Deutsche Bank Securities, JP Morgan
Banc of America Securities LLC, JP Morgan
Banc of America Securities LLC, Citigroup,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
 >3 years
> 3 years
Security
MDT 4.5% 03/15/14
HUM 8.15% 06/15/38
AET 6.5 09/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2009
6/2/2008
9/9/2008
Total amount of offering sold to QIBs
550,000,000
250,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
550,000,000
250,000,000
500,000,000
Public offering price
100.000
99.917
99.716
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.88%
0.65%
Rating
A1/AA-
Baa3/BBB
A3/A-
Current yield
4.50%
8.16%
6.52%
Benchmark vs Spread (basis points)
262bp
350bp
295bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000.00
 $                   445,000
0.08%
0.29%
1.37%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,020,000.00
 $                 4,020,000
0.73%
2.54%
0.88%
3/31/2009
Total

4,465,000
 $                 4,465,000
0.81%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities,
Credit Suisse, Daiwa Securities, DnB Nor
Markets, Fifth Third Securities, Greenwich
Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, Muriel Siebert & Company,
Natcity Investments, Scotia Capital, SG
Americas Securities, US Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public
offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%



DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%



DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%



DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%



DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%



Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
532457BD9
14149YAS7
66989HAA6
Issuer
ELI LILLY & COMPANY
CARDINAL HEALTH INCORPORATED
NOVARTIS CAPITAL CORPORATION
Underwriters
Banc of America Securities LLC, Citigroup,
Credit Suisse, Deutsche Bank Securities,
UBS Securities
Banc of America Securities LLC
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Barclays Capital,
Credit Suisse, Morgan Stanley, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
LLY 3.55% 03/06/12
CAH 5.5% 06/15/13
NOVART 4.125% 02/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/3/2009
5/28/2008
2/4/2009
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
300,000,000
2,000,000,000
Public offering price
99.898
99.637
99.897
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.55%
0.35%
Rating
A1/AA
Baa2/BBB+
Aa2/AA-
Current yield
3.55%
5.52%
4.13%
Benchmark vs Spread (basis points)
230bp
225bp
225bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
530,000.00
 $                   529,459
0.05%
2.27%
1.02%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,750,000.00
 $                 4,745,155
0.48%
2.27%
0.77%
3/31/2009
Total

5,280,000
 $                 5,274,614
0.53%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DK7
30216BBS0
500769DF8
Issuer
KFW
EXPORT DEVELOPMENT CANADA
KFW
Underwriters
Barclays, JP Morgan, RBC, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank,
DZ Bank, HSBC, Morgan Stanley, Royal
Bank of Scotland, TD Securities, UBS
Bank of America, BNP Paribas, HSBC, RBC
Credit Suisse, Deutsche Bank, JP Morgan,
Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFW 2 3/4 10/21/14
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
RBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/14/2009
4/20/2009
3/3/2009
Total amount of offering sold to QIBs
3,000,000,000
1,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.926
99.835
99.973
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.15%
0.15%
0.15%
Rating
Aaa  / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.75%
3.05%
3.37%
Benchmark vs Spread (basis points)
44.25
135.75
162.8







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
600,000.00
 $
599,556.00
0.02%
1.13%
0.72%
11/20/2009
DWS Short Duration Plus Fund
9,400,000.00
 $
9,393,044.00
0.31%
1.13%
1.07%
11/20/2009
Total
10,000,000.00
 $
9,992,600.00
0.33%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DA9
06050BAG6
06406HBK4
Issuer
KFW BANK
BANK OF AMERICA CORPORATION
BANK OF NEW YORK MELLON
Underwriters
Citigroup, HSBC Securities, JP Morgan,
Barclays Capital, Credit Suisse, Deutsche
Bank Securities, Goldman Sachs, Merrill
Lynch, Morgan Stanley, Nomura, Royal
Bank of Canada, UBS Securities LLC
Banc of America Securities LLC
Banc of America Securities LLC, Morgan
Stanley, Bank of New York, BNP Paribas
Years of continuous operation, including
predecessors
> 3 years
>3years
>3years
Security
KFW 2% 01/17/12
BAC 2.1% 04/30/12
BK 5.125% 08/27/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
5,000,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
6,000,000,000
750,000,000
Public offering price
99.878
99.970
99.647
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.30%
0.50%
Rating
Aaa/AAA
Aaa/AAA
Aa2/AA-
Current yield
2.00%
2.10%
5.14%
Benchmark vs Spread (basis points)
96bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,370,000.00
 $                 1,368,329
0.03%
-0.21%
1.62%
2/3/2009
DWS Short Duration Plus Fund
DWS
12,580,000.00
 $               12,564,652
0.25%
-0.22%
1.45%
2/3/2009
Total

13,950,000
 $               13,932,981
0.28%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50065LAA8
30216BBS0
00254EJE8
Issuer
KOREA NATIONAL OIL CORP
EXPORT DEVELOPMENT
CANAD
SWEDISH EXPORT CREDIT
Underwriters
Bank of America Merrill Lynch,
Barclays, BNP Paribas, Deutsche
Bank, JP Morgan, Korea
Development Bank
Bank of America, BNP Paribas,
HSBC, RBC
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KOROIL 5 3/8 07/30/14
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,500,000,000
Public offering price
99.344
99.835
99.908
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.06%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aa1e / AA+e
Current yield
5.22%
3.06%
3.23%
Benchmark vs Spread (basis points)
300bp
135.75bp
86.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
585,000
$581,162
0.06%
3.25%
2.27%
9/30/2009
DWS Short Duration Plus Fund
DWS
7,030,000
$6,983,883
0.70%
3.25%
2.71%
9/30/2009
Total


$7,565,046
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500635AB3
30216BBS0
500769DF83
Issuer
KOREA GAS CORP
EXPORT DEVELOPMENT
CANAD
KFW
Underwriters
Bank of America, Deutsche Bank,
JP Morgan
Bank of America, BNP Paribas,
HSBC, RBC
Credit Suisse, Deutsche Bank,  JP
Morgan, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KORGAS 6 07/15/14
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/9/2009
4/20/2009
3/3/2009
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
5,000,000,000
Public offering price
99.165
99.835
N/A
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
5.72%
3.06%
3.38%
Benchmark vs Spread (basis points)
390
135.75
162.8








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS SHORT DURATION FUND
DWS
245,000
$242,954
0.05%
6.29%
2.60%
9/30/2009
DWS SHORT DURATION PLUS FUND
DWS
2,935,000
$2,910,493
0.58%
6.29%
3.26%
9/30/2009
Total


$3,153,447
0.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0
45031UBG5
4165X0NR7
Issuer
KOREA DEVELOPMENT BANK
ISTAR FINANCIAL INC
HARTFORD LIFE INSURANCE
Underwriters
BNP Paribas, Deutsche Bank Securities,
HSBC Securities, Merrill Lynch, Royal
Bank of Scotland
Banc of America Securities LLC,
Citigroup, JP Morgan
Merrill Lynch
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KDB 8 01/23/14
SFI 8.625 06/0/13
HIG 4.25 12/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2009
5/27/2008
6/2/2008
Total amount of offering sold to QIBs
2,000,000,000
750,000,000
4,655,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
750,000,000
4,655,000
Public offering price
99.145
99.495
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.60%
0.63%
Rating
A2/A
B2/BB
A2/A
Current yield
8.07%
8.67%
4.25%
Benchmark vs Spread (basis points)
675bp
567bp
157bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%
0.20%
0.80%
1/30/2009
DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%
0.20%
0.88%
1/30/2009
DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%
0.20%
-0.80%
1/30/2009
DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%
0.20%
-0.50%
1/30/2009
Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50064YAA1
153645BB1
023608AE2
Issuer
Korea Hydro & Nuclear Power
Central Illinois Light
Ameren Corporation
Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, Deutsche Bank Securities
BNP Paribas, Goldman Sachs
BNP Paribas, JP Morgan, UBS Securities,
PNC Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
KOHNPW 6.25% 06/17/2014
AEE 8.875% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2009
5/6/2009
5/12/2009
Total amount of offering sold to QIBs
1,000,000,000
150,000,000
425,000,000
Total amount of any concurrent public
 offering
0
0
0
Total
1,000,000,000
150,000,000
425,000,000
Public offering price
98.935
99.997
99.505
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.60%
0.60%
Rating
A2/A
Baa2/BBB+
Baa3/BB+
Current yield
6.32%
8.88%
8.92%
Benchmark vs Spread (basis points)
362bp
734bp
698bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
430,000.00
 $    425,421
0.04%
0.83%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,170,000.00
 $ 5,114,940
0.52%
0.83%
0.69%
6/30/2009
Total

5,600,000
 $ 5,540,360
0.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
50065JAA3
500769DF8
30216BBS0
Issuer
KOREA EXPRESSWAY CORP
KFW
EXPORT DEVELOPMENT CANADA
Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, HSBC
Credit Suisse, Deutsche Bank, Credit
Suisse, JP Morgan, Morgan Stanley
Bank of America, BNP Paribas, HSBC, RBC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HIGHWY 4 1/2 03/23/15
KFW 3 1/2 03/10/14
EDC 3 1/8 04/24/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2009
3/3/2009
4/20/2009
Total amount of offering sold to QIBs
700,000,000
5,000,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
700,000,000
5,000,000,000
1,000,000,000
Public offering price
99.335
99.973
99.835
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aaa / AAA
Current yield
4.43%
3.37%
3.05%
Benchmark vs Spread (basis points)
230
162.8
135.75







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
240,000.00
 $
238,404.00
0.03%
2.57%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,865,000.00
 $
3,839,297.75
0.55%
2.57%
1.16%
12/31/2009
Total
4,105,000.00
 $
4,077,701.75
0.58%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
471065AA0
665859AJ3
85748KAA1
Issuer
Japan Finance Corporation
Northern Trust Corporation
State Street Corporation
Underwriters
Barclays Capital, Deutsche Bank
Securities, Morgan Stanley
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
Capital
Banc of America Securities, Goldman Sachs,
Credit Suisse, Morgan Stanley, Muriel
Siebert, UBS Securities, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
JFCORP 2% 06/24/2011
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
2,500,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
400,000,000
1,500,000,000
Public offering price
99.890
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.30%
0.30%
Rating
Aa2/AA
A1/AA-
Aaae/AAA
Current yield
2.00%
5.52%
2.15%
Benchmark vs Spread (basis points)
90bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
382,000.00
 $    381,580
0.02%
0.29%
0.52%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,568,000.00
 $ 4,562,975
0.18%
0.29%
0.52%
6/30/2009
Total

4,950,000
 $ 4,944,555
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2
485188AH9
485188AG1
Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY
KANSAS CITY SOUTHERN RAILWAY
KANSAS CITY SOUTHERN RAILWAY
Underwriters
Credit Suisse, Goldman Sachs, JP Morgan,
Banc of America Securities LLC, BNP Paribas,
Citigroup, Deutsche Bank Securities,
Greenwich Capital Markets, HSBC Securities,
Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland
Banc of America Securities LLC, Morgan
Stanley, Scotia Capital, BMO Capital Markets,
Suntrust Capital Markets
Banc of America Securities LLC, Morgan Stanley,
BMO Capital Markets, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
IR 9.5% 04/15/14
KSU 13% 12/15/13
KSU 8% 06/01/15
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
655,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
655,000,000
190,000,000
275,000,000
Public offering price
99.992
88.405
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
2.00%
2.00%
Rating
Baa1/BBB+
B2/B+
B2/B+
Current yield
9.50%
14.71%
8.00%
Benchmark vs Spread (basis points)
783bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%
1.46%
0.00%
3/31/2009
DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%
1.46%
0.00%
3/31/2009
DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%
1.46%
0.00%
3/31/2009
DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%
1.46%
0.00%
3/31/2009
Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
44920UAB4
73755LAE7
205887BE1
Issuer
HYUNDAI CAPITAL SERVICES
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS
Bank of America, HSBC, RBC, BMO, CIBC,
Comerica Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo Securities,
Scotia Capital, SG Americas
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HYUCAP 6 05/05/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
500,000,000
Public offering price
99.543
99.757
99.957
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.75%
0.60%
0.60%
Rating
Baa2 / BBB
Baa1 / A-
Baa2 / BBB
Current yield
5.65%
4.89%
5.33%
Benchmark vs Spread (basis points)
369.4
337.5
400







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
250,000
 $
248,857.50
0.05%
4.90%
0.88%
12/31/2009
DWS Short Duration Plus Fund
3,750,000
 $
3,732,862.50
0.75%
4.90%
0.73%
12/31/2009
Total
4,000,000
 $
3,981,720.00
0.80%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AU7
529772AE5
055921AA8
Issuer
HEWLETT-PACKARD COMPANY
LEXMARK INTERNATIONAL
INCORPORATED
BMC SOFTWARE INCORPORATED
Underwriters
Bank of America Securities LLC, Credit
Suisse, Deutsche Bank Securities, Morgan
Stanley, RBS Greenwich Capital, Barclays
Capital, BNP Paribas, HSBC Securities,
Mitsubishi UFJ Securities, Wells Fargo
Securities
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson Humphrey
Banc of America Securities LLC, Credit
Suisse, JP Morgan, Merrill Lynch, Morgan
Stanley, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HPQ 4.25% 02/24/12
LXK 6.65% 06/01/18
BMC 7.25% 06/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/23/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
300,000,000
300,000,000
Public offering price
99.956
99.730
99.406
Price paid if other than public offering
 price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.65%
0.65%
Rating
A2/A
Baa2/BBB-
Baa3/BBB
Current yield
4.25%
6.67%
7.29%
Benchmark vs Spread (basis points)
295bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,560
0.10%
2.77%
0.67%
3/31/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,996,040
0.90%
2.77%
0.20%
3/31/2009
Total

10,000,000
 $                 9,995,600
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AX1
529772AD7
055921AA8
Issuer
Hewlett Packard Company
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HPQ 2.25% 05/27/2011
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
1,000,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
350,000,000
300,000,000
Public offering price
99.967
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.15%
0.60%
0.65%
Rating
A2/A
Baa3/BBB-
Baa3/BBB
Current yield
2.25%
5.91%
7.29%
Benchmark vs Spread (basis points)
140bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
240,000.00
 $    239,921
0.02%
0.34%
1.14%
6/30/2009
DWS Short Duration Plus Fund
DWS
2,880,000.00
 $ 2,879,050
0.29%
0.34%
1.13%
6/30/2009
Total

3,120,000
 $ 3,118,970
0.31%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AY9
529772AD7
055921AA8
Issuer
Hewlett Packard Company
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HPQ 2.95% 08/15/2012
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/21/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
250,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
350,000,000
300,000,000
Public offering price
99.984
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.60%
0.65%
Rating
A2/A
Baa3/BBB-
Baa3/BBB
Current yield
2.95%
5.91%
7.29%
Benchmark vs Spread (basis points)
160bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
130,000.00
 $    129,979
0.05%
0.32%
1.14%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,610,000.00
 $ 1,609,742
0.64%
0.32%
1.13%
6/30/2009
Total

1,740,000
 $ 1,739,722
0.70%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36186CBF9
665859AJ3
85748KAA1
Issuer
GMAC Incorporated
Northern Trust Corporation
State Street Corporation
Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities, JP
Morgan
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets, Williams
 Capital
Banc of America Securities, Goldman
Sachs, Credit Suisse, Morgan Stanley,
Muriel Siebert, UBS Securities, Williams
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GMAC 2.2% 12/19/2012
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
3,500,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,500,000,000
400,000,000
1,500,000,000
Public offering price
99.841
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa/AAA
A1/AA-
Aaae/AAA
Current yield
2.20%
5.52%
2.15%
Benchmark vs Spread (basis points)
80bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    768,776
0.02%
-0.24%
1.26%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,215,324
0.26%
-0.24%
1.28%
6/30/2009
Total

10,000,000
 $ 9,984,100
0.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
36185JAA7
61757UAH3
06050BAG6
Issuer
GMAC INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
RBS
Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak, FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 1 3/4 10/30/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
2,900,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,900,000,000
3,000,000,000
6,000,000,000
Public offering price
99.991
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.75%
1.93%
2.06%
Benchmark vs Spread (basis points)
31.6
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS GNMA Fund
6,200,000
 $
6,199,442.00
0.21%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Fund
400,000
 $
399,964.00
0.01%
-0.64%
-0.09%
12/31/2009
DWS Short Duration Plus Fund
6,000,000
 $
5,999,460.00
0.21%
0.32%
0.61%
11/16/2009
DWS Strategic Government Securities Fund
6,200,000
 $
6,199,442.00
0.21%
0.32%
0.53%
11/16/2009
Total
18,800,000
 $
18,798,308.00
0.65%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31737UAB4
45324QAB2
23636UAA5
Issuer
FINANCE FOR DANISH
INDUSTRY
ING BANK NV
DANSKE BANK A/S
Underwriters
Bank of America, Citigroup,
Deutsche Bank
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FINDAN 2.45 08/17/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
1/30/2009
6/23/2009
Total amount of offering sold to QIBs
750,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
5,000,000,000
2,250,000,000
Public offering price
99.857
99.702
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa
Aaa / AAA
Aaa / AAA
Current yield
2.43%
2.57%
2.46%
Benchmark vs Spread (basis points)
77.5bp
143.3bp
78.2bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000
 $
499,285
0.07%
1.29%
1.28%
9/30/2009
DWS Short Duration Plus Fund
DWS
6,000,000
 $
5,991,420
0.80%
1.29%
1.68%
9/30/2009
Total


 $
6,490,705
0.87%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AYY2
31331GYP8
3137EABX6
Issuer
FANNIE MAE
FEDERAL FARM CREDIT BANK
FREDDIE MAC
Underwriters
Barclays, Goldman Sachs, JP
Morgan, Deutsche Bank, Guzman
& Co, Morgan Stanley, Utendahl
Capital Partners
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Barclays, Citigroup, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 3 09/16/14
FFCB 2 1/8 06/18/12
FHLMC 2 1/2 01/07/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/13/2009
6/12/2009
1/5/2009
Total amount of offering sold to QIBs
4,000,000,000
1,600,000,000
3,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
1,600,000,000
3,500,000,000
Public offering price
99.730
99.760
99.437
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.80%
0.08%
0.10%
Rating
Aaa / AAAe
Aaa / AAA
Aaa / AAA
Current yield
2.96%
2.10%
2.49%
Benchmark vs Spread (basis points)
43.5bp
32bp
95bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $
997,300
0.03%
1.49%
0.97%
9/17/2009
DWS Short Duration Plus Fund
DWS
10,000,000
 $
9,973,000
0.25%
1.49%
1.21%
9/17/2009
Total


 $
10,970,300
0.27%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUUJ0
31331GYP8
3137EABX6
Issuer
FEDERAL HOME LOAN BANK
FEDERAL FARM CREDIT BANK
FREDDIE MAC
Underwriters
Citigroup, JP Morgan, UBS, Bank
of America, Barclays, BNP
Paribas, Credit Suisse, Deutsche
Bank, FTN Financial, Goldman
Sachs, Morgan Stanley, RBS
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Barclays, Citigroup, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1 5/8 09/26/12
FFCB 2 1/8 06/18/12
FHLMC 2 1/2 01/07/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/10/2009
6/12/2009
1/5/2009
Total amount of offering sold to QIBs
3,000,000,000
1,600,000,000
3,500,000,000
Total amount of any concurrent public
 offering
0
0
0
Total
3,000,000,000
1,600,000,000
3,500,000,000
Public offering price
99.678
99.760
99.437
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.08%
0.08%
0.10%
Rating
Aaa / AAAe
Aaa / AAA
Aaa / AAA
Current yield
1.63%
2.10%
2.49%
Benchmark vs Spread (basis points)
30bp
32bp
95bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,340,752
0.61%
0.07%
0.21%
9/30/2009
DWS Short Duration Plus Fund
DWS
16,000,000
 $
15,948,480
0.53%
0.07%
0.21%
9/30/2009
DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,347,192
0.54%
0.07%
0.46%
9/30/2009
Total


 $
50,636,424
1.69%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUE41
31331GYP8
3137EABX6
Issuer
FEDERAL HOME LOAN BANK
FEDERAL FARM CREDIT BANK
FREDDIE MAC
Underwriters
Bank of America, Citigroup, RBS,
Barclays, Credit Suisse, Deutsche
Bank,  FTN Financial, Goldman
Sachs, HSBC, JP Morgan, Morgan
Stanley, UBS
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Barclays, Citigroup, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1 3/4 08/22/12
FFCB 2 1/8 06/18/12
FHLMC 2 1/2 01/07/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2009
6/12/2009
1/5/2009
Total amount of offering sold to QIBs
4,000,000,000
1,600,000,000
3,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
1,600,000,000
3,500,000,000
Public offering price
99.862
99.760
99.437
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.08%
0.08%
0.10%
Rating
Aaa / AAAe
Aaa / AAA
Aaa / AAA
Current yield
1.75%
2.10%
2.49%
Benchmark vs Spread (basis points)
35bp
32bp
95bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,374,608
0.46%
0.45%
1.97%
9/30/2009
DWS Short Duration Fund
DWS
1,125,000
 $
1,123,448
0.03%
0.45%
2.15%
9/30/2009
DWS Short Duration Plus Fund
DWS
26,075,000
 $
26,039,017
0.65%
0.45%
2.48%
9/30/2009
DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,377,368
0.41%
0.45%
2.28%
9/30/2009
DWS Strategic Income Fund
DWS
2,500,000
 $
2,496,550
0.06%
0.45%
6.22%
9/30/2009
DWS Strategic Income VIP
DWS
500,000
 $
499,310
0.01%
0.45%
0.19%
9/30/2009
Total


 $
64,910,300
1.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3137EACE7
31331GYP8
31398AYM8
Issuer
FREDDIE MAC
FEDERAL FARM CREDIT BANK
FANNIE MAE
Underwriters
Bank of America, Credit Suiss,
Daiwa Securities,  Deutsche Bank,
Goldman Sachs, HSBC, JP
Morgan, Morgan Stanley
Barclays, HSBC, Morgan Stanley,
Jefferies & Co
Bank of America, Barclays, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLMC 2 1/8 09/21/12
FFCB 2 1/8 06/18/12
FNMA 1 3/4 08/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/5/2009
6/12/2009
7/9/2009
Total amount of offering sold to QIBs
6,500,000,000
1,600,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
6,500,000,000
1,600,000,000
5,000,000,000
Public offering price
99.959
99.760
99.926
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.08%
0.08%
0.08%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.10%
2.10%
1.75%
Benchmark vs Spread (basis points)
37.5bp
32bp
32bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Plus Fund
DWS
10,000,000
 $
9,995,900
0.15%
1.32%
2.01%
9/30/2009
Total


 $
9,995,900
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AZV7
3137EABX6
31331GTJ8
Issuer
FANNIE MAE
FREDDIE MAC
FEDERAL FARM CREDIT BANK
Underwriters
Barclays, Deutsche Bank, JP Morgan
Barclays, Citigroup, Goldman Sachs
Barclays, JP Morgan, Morgan Stanley, FTN
Financial
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 2 5/8 11/20/14
FHLMC 2 1/2 01/07/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/23/2009
1/5/2009
4/13/2009
Total amount of offering sold to QIBs
5,500,000,000
3,500,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,500,000,000
3,500,000,000
1,500,000,000
Public offering price
99.474
99.437
99.777
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.10%
0.10%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
2.64%
2.48%
2.61%
Benchmark vs Spread (basis points)
33
95
92







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
620,000.00
 $
616,738.80
0.01%
-0.25%
0.99%
12/31/2009
DWS Short Duration Plus Fund
9,380,000.00
 $
9,330,661.20
0.17%
-0.25%
0.83%
12/31/2009
Total
10,000,000.00
 $
9,947,400.00
0.18%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XVEM9
3137EACG2
31398AYM8
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
FANNIE MAE
Underwriters
Bank of America, Credit Suisse, Deutsche
Bank, Barclays, BNP Paribas, Citigroup,
FTN Financial, Goldman Sachs, HSBC, JP
Morgan, RBC, RBS
Bank of America, Barclays, JP Morgan
Bank of America, Barclays, JP Morgan
Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1 5/8 11/21/12
FHLMC 1 3/8 01/09/13
FNMA 1 3/4 08/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/14/2009
12/1/2009
7/9/2009
Total amount of offering sold to QIBs
3,500,000,000
4,000,000,000
5,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,500,000,000
4,000,000,000
5,000,000,000
Public offering price
99.784
99.903
99.926
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.08%
0.08%
0.08%
Rating
Aaa / AAA
Aaa / AAAe
Aaa / AAA
Current yield
1.63%
1.39%
1.74%
Benchmark vs Spread (basis points)
24.5
31
124







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS GNMA Fund
16,000,000.00
 $
15,965,440.00
0.46%
-0.51%
0.19%
12/31/2009
DWS Short Duration Plus Fund
12,000,000.00
 $
11,974,080.00
0.34%
-0.51%
1.07%
12/31/2009
DWS Strategic Government Securities Fund
12,000,000.00
 $
11,974,080.00
0.34%
-0.51%
0.19%
12/31/2009
Total
40,000,000.00
 $
39,913,600.00
1.14%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2
3137EABY4
00163XAN0
Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.
Underwriters
Barclays Capital, JP Morgan, UBS
Securities, Banc of America Securities
 LLC, Deutsche Bank Securities, Goldman
Sachs, Williams Capital Group
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 1.75% 03/23/11
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/26/2009
2/17/2009
4/28/2008
Total amount of offering sold to QIBs
15,000,000,000
10,000,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
15,000,000,000
10,000,000,000
325,000,000
Public offering price
99.897
99.636
99.853
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.60%
Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB
Current yield
1.75%
2.13%
6.31%
Benchmark vs Spread (basis points)
68bp
88bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.48%
3/31/2009
DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%
0.75%
1.68%
3/31/2009
DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%
0.75%
1.36%
3/31/2009
DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%
0.75%
0.77%
3/31/2009
DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.91%
3/31/2009
Total

74,000,000
 $               73,923,780
0.48%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AUU4
3137EABY4
00163XAN0
Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.
Underwriters
Barclays Capital, JP Morgan, UBS
Securities, Banc of America Securities
LLC, Deutsche Bank Securities, Goldman
Sachs, Citigroup
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 2% 01/09/12
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
2/17/2009
4/28/2008
Total amount of offering sold to QIBs
6,000,000,000
10,000,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
6,000,000,000
10,000,000,000
325,000,000
Public offering price
99.983
99.636
99.853
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.08%
0.60%
Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB
Current yield
2.00%
2.13%
6.31%
Benchmark vs Spread (basis points)
83bp
88bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $                   999,830
0.13%
0.22%
1.85%
2/18/2009
DWS Short Duration Plus Fund
DWS
9,000,000
 $                 8,998,470
0.01%
0.22%
2.02%
2/18/2009
Total

10,000,000
 $                 9,998,300
0.14%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XT4D5
3137EABW8
00163XAN0
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
AMB PROPERTY L.P
Underwriters
Banc of America Securities LLC, Credit
Suisse, JP Morgan, Barclays Capital, BNP
Paribas, Citigroup, Deutsche Bank
Securities, FTN Financial, Goldman Sachs,
HSBC Securities, Morgan Stanley, RBS
Greenwich Capital, UBS
Barclays Capital, Citigroup, Goldman Sachs
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1.625 % 03/16/11
FHLMC 1.5 01/07/11
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
1/5/2009
4/28/2008
Total amount of offering sold to QIBs
3,000,000,000
3,000,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
3,000,000,000
325,000,000
Public offering price
99.938
99.87
99.853
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.05%
0.63%
0.60%
Rating
Aaa/AAAe
Aaa/AAAe
Baa1/BBB
Current yield
1.63%
1.50%
6.31%
Benchmark vs Spread (basis points)
78bp
77bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,380
0.03%
-0.13%
0.46%
2/26/2009
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,994,420
0.30%
-0.13%
1.30%
2/26/2009
Total

10,000,000
 $                 9,993,800
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSVR6
3137EABW8
00163XAN0
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
AMB PROPERTY L.P
Underwriters
Deutsche Bank Securities, RBS Greenwich
Capital, UBS Securities, Banc of America
Securities LLC, Barclays Capital, BNP
Paribas, Citigroup, Credit Suisse, FTN
Financial, Goldman Sachs, JP Morgan,
Morgan Stanley
Barclays Capital, Citigroup, Goldman
Sachs
Banc of America Securities LLC, JP Morgan,
Morgan Stanley, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 1.625% 01/15/09
FHLMC 1.5 01/07/11
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
1/5/2009
4/28/2008
Total amount of offering sold to QIBs
3,500,000,000
3,000,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,500,000,000
3,000,000,000
325,000,000
Public offering price
99.880
99.87
99.853
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.63%
0.60%
Rating
Aaa/AAAe
Aaa/AAAe
Baa1/BBB
Current yield
1.63%
1.50%
6.31%
Benchmark vs Spread (basis points)
94bp
77bp
320bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000.00
 $                 1,498,200
0.04%
-0.18%
0.46%
2/26/2009
DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,982,000
0.43%
-0.18%
1.30%
2/26/2009
Total

16,500,000
 $               16,480,200
0.47%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AWK4
055921AA8
085789AD7
Issuer
Fannie Mae
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Cabrera Capital
Markets, Credit Suisse, FTN Financial,
Morgan Stanley
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FNMA 1.875% 04/20/2012
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
4,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
4,000,000,000
300,000,000
325,000,000
Public offering price
99.874
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
99.87%
7.29%
10.96%
Benchmark vs Spread (basis points)
74bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
11,430,000.00
 $11,415,598
0.29%
0.53%
1.28%
6/30/2009
DWS Government & Agency Securities VIP
DWS
1,145,000.00
 $  1,143,557
0.03%
0.36%
0.33%
4/15/2009
DWS Short Duration Fund
DWS
515,000.00
 $     514,351
0.01%
0.53%
4.13%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,200,000.00
 $  5,193,448
0.13%
0.53%
4.81%
6/30/2009
DWS Strategic Government Securities Fund
DWS
12,570,000.00
 $12,554,162
0.31%
0.53%
1.10%
6/30/2009
Total

30,860,000
 $30,821,116
0.77%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AXJ6
055921AA8
085789AD7
Issuer
Fannie Mae
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Blaylock Robert,
FTN Financial, Morgan Stanley, UBS
Securities
Bank of America, Credit Suisse, JP Morgan,
Merrill Lynch, Morgan Stanley, UBS
Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FNMA 2.5% 05/15/2014
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/13/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
5,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
300,000,000
325,000,000
Public offering price
99.855
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
99.86%
7.29%
10.96%
Benchmark vs Spread (basis points)
56bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
615,000.00
 $     614,108
0.01%
-2.07%
0.96%
6/17/2009
DWS Short Duration Plus Fund
DWS
7,385,000.00
 $  7,374,292
0.15%
-2.07%
1.14%
6/17/2009
Total

8,000,000
 $  7,988,400
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTXH4
055921AA8
085789AD7
Issuer
Federal Home Loan Bank
BMC Software
Berry Petroleum Company
Underwriters
Barclays Capital, Deutsche Bank
Securities, Goldman Sachs & Co,
Citigroup Global Markets
Banc of America, Credit Suisse, JP Morgan,
Merrill Lynch, Morgan Stanley, UBS
Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia
Securities, BMO Capital, Wedbush Securities,
BBVA Securities, Bosc Incorporated,
Citigroup, Credit Suisse, Natixis, Raymond
James, Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FHLB 1.625% 07/27/2011
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/11/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
5,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
300,000,000
325,000,000
Public offering price
99.905
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.05%
0.65%
2.75%
Rating
Aaa/AAAe
Baa3/BBB
B2/B
Current yield
1.63%
7.29%
10.96%
Benchmark vs Spread (basis points)
103bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
10,500,000.00
 $10,490,025
0.21%
0.65%
1.76%
6/30/2009
DWS Short Duration Fund
DWS
835,000.00
 $     834,207
0.02%
0.65%
0.86%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,585,000.00
 $  9,575,894
0.19%
0.65%
0.80%
6/30/2009
DWS Strategic Government Securities Fund
DWS
10,500,000.00
 $10,490,025
0.21%
0.65%
1.63%
6/30/2009
Total

31,420,000
 $31,390,151
0.63%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTS49
055921AA8
085789AD7
Issuer
Federal Home Loan Bank
BMC Software
Berry Petroleum Company
Underwriters
Banc of America Securities, JP Morgan,
UBS Securities, Barclays Capital, BNP
Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, FTN
Financial, Goldman Sachs, HSBC
Securities, Morgan Stanley, RBS
Greenwich Capital
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosc Incorporated, Citigroup,
Credit Suisse, Natixis, Raymond James,
Scotia Capital, US Bancorp
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FHLB 1.875% 06/20/2012
BMC 7.25% 06/01/2018
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
5/29/2008
5/21/2009
Total amount of offering sold to QIBs
3,000,000,000
300,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
300,000,000
325,000,000
Public offering price
99.912
99.406
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.08%
0.65%
2.75%
Rating
Aaa/AAA
Baa3/BBB
B2/B
Current yield
1.88%
7.29%
10.96%
Benchmark vs Spread (basis points)
43bp
325bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
21,000,000.00
 $20,981,520
0.70%
-0.05%
1.01%
6/30/2009
DWS Short Duration Fund
DWS
1,200,000.00
 $  1,198,944
0.04%
-0.05%
1.26%
6/30/2009
DWS Short Duration Plus Fund
DWS
14,800,000.00
 $14,786,976
0.49%
-0.05%
1.13%
6/30/2009
DWS Strategic Government Securities Fund
DWS
23,000,000.00
 $22,979,760
0.77%
-0.05%
0.68%
6/30/2009
Total

60,000,000
 $59,947,200
2.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AC4
589331AR8
589331AP2
Issuer
Express Scripts Incorporated
Merck & Company
Merck & Company
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ESRX 5.25% 06/15/2012
MRK 1.875% 06/20/2011
MRK 4% 06/30/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
6/22/2009
6/22/2009
Total amount of offering sold to QIBs
1,000,000,000
1,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,250,000,000
1,000,000,000
Public offering price
99.922
99.976
99.598
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.25%
0.35%
Rating
Baa3/BBB
Aa3/AA-
Aa3/AA-
Current yield
5.25%
1.88%
4.02%
Benchmark vs Spread (basis points)
375bp
75bp
137bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
380,000.00
 $    379,704
0.04%
3.40%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,530,000.00
 $ 4,526,467
0.45%
3.40%
0.25%
6/30/2009
Total

4,910,000
 $ 4,906,170
0.49%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AD2
589331AR8
589331AP2
Issuer
Express Scripts Incorporated
Merck & Company
Merck & Company
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Banc of America Securities, BNP Paribas,
Citigroup, Credit Suisse, HSBC Securities,
JP Morgan, RBS Greenwich Capital, Santander
Investment, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ESRX 6.25% 06/15/2014
MRK 1.875% 06/20/2011
MRK 4% 06/30/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/4/2009
6/22/2009
6/22/2009
Total amount of offering sold to QIBs
1,000,000,000
1,250,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,250,000,000
1,000,000,000
Public offering price
99.574
99.976
99.598
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.25%
0.35%
Rating
Baa3/BBB
Aa3/AA-
Aa3/AA-
Current yield
6.28%
1.88%
4.02%
Benchmark vs Spread (basis points)
375bp
75bp
137bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
150,000.00
 $    149,361
0.02%
3.76%
0.41%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,835,000.00
 $ 1,827,183
0.18%
3.76%
0.25%
6/30/2009
Total

1,985,000
 $ 1,976,544
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
30216BBQ4
02003MBQ6
055921AA8
Issuer
EXPORT DEVELOPMENT CANADA
ALL STATE LIFE GLOBAL
BMC SOFTWARE INCORPORATED
Underwriters
Citibank, HSBC Securities, Morgan Stanley,
TD Securities, BNP Paribas, Calyon, CIBC,
Credit Suisse, Deutsche Bank Canada, JP
Morgan, Mitzuho International, RBC Capital
Markets, Scotia Capital, UBS Securities
Merrill Lynch, Morgan Stanley, Banc of
America Securities LLC, Goldman Sachs,
JP Morgan, Lehman Brothers, UBS Securities,
Wachovia Capital Markets
Banc of America Securities LLC, Credit
Suisse, JP Morgan, Merrill Lynch, Morgan
Stanley, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EDC 2.375% 03/19/12
ALL 5..375% 04/30/13
BMC 7..25% 06/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2009
4/24/2008
5/29/2008
Total amount of offering sold to QIBs
1,500,000,000
1,750,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
1,750,000,000
300,000,000
Public offering price
99.773
99.900
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.35%
0.65%
Rating
Aaae/AAAe
A1/AA-
Baa3/BBB
Current yield
2.38%
5.38%
7.29%
Benchmark vs Spread (basis points)
99bp
230bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
800,000.00
 $                   798,184
0.05%
0.81%
1.37%
3/31/2009
DWS Short Duration Plus Fund
DWS
7,200,000.00
 $                 7,183,656
0.48%
0.81%
0.88%
3/31/2009
Total

8,000,000
 $                 7,981,840
0.53%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6
06050BAG6
06406HBK4
Issuer
EXPORT-IMPORT BANK OF KOREA
BANK OF AMERICA CORPORATION
BANK OF NEW YORK MELLON
Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich
Capital
Banc of America Securities LLC
Banc of America Securities LLC, Morgan
Stanley, Bank of New York, BNP Paribas
Years of continuous operation, including
predecessors
> 3 years
> 3 years
>3 years
Security
D 8.125% 01/21/14
BAC 2.1 04/30/12
BK 5.125 08/27/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/12/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
2,000,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
6,000,000,000
750,000,000
Public offering price
99.624
99.970
99.65
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.30%
0.05%
Rating
A2/A
Aaa/AAA
Aa2/AA-
Current yield
8.16%
2.10%
5.14%
Benchmark vs Spread (basis points)
677bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%
0.31%
0.12%
1/16/2009
DWS Short Duration Plus Fund
DWS
5,685,000.00
 $                 5,663,624
0.28%
0.31%
-0.34%
1/16/2009
DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%
0.31%
-0.99%
1/16/2009
DWS Strategic Income Fund
DWS
1,515,000.00
 $                 1,509,304
0.08%
0.31%
-0.99%
1/16/2009
Total

8,210,000
 $                 8,179,130
0.41%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AU3
30216BBS0
00254EJE8
Issuer
EXPORT-IMPORT BK KOREA
EXPORT DEVELOPMENT
CANAD
SWEDISH EXPORT CREDIT
Underwriters
Bank of America, Barclays, Credit
Suisse, Deutsche Bank, Morgan
Stanley
Bank of America, BNP Paribas,
HSBC, RBC
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIBKOR 5 7/8 01/14/15
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/7/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
1,500,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
1,000,000,000
1,500,000,000
Public offering price
99.426
99.835
99.908
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.15%
0.15%
Rating
A2 / A
Aaa / AAA
Aa1e / AA+e
Current yield
5.59%
3.06%
3.23%
Benchmark vs Spread (basis points)
362.5bp
135.75bp
86.75bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
394,000
391,738
0.03%
0.01%
0.22%
7/13/2009
DWS Short Duration Plus Fund
DWS
4,749,000
4,721,741
0.31%
0.01%
0.22%
7/13/2009
Total


 $
5,113,479
0.34%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
298785EZ5
45324QAB2
23636UAA5
Issuer
EUROPEAN INVESTMENT BANK
ING BANK NV
DANSKE BANK A/S
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIB 1 3/4 09/14/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/1/2009
1/30/2009
6/23/2009
Total amount of offering sold to QIBs
5,000,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
5,000,000,000
5,000,000,000
2,250,000,000
Public offering price
99.940
99.702
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.75%
2.57%
2.46%
Benchmark vs Spread (basis points)
39.85bp
143.3bp
78.2bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000
1,499,100
0.03%
-0.03%
0.52%
9/30/2009
DWS Short Duration Plus Fund
DWS
18,500,000
18,488,900
0.37%
-0.03%
0.78%
9/30/2009
Total


 $
19,988,000
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
263534BY4
589331AP2
05523UAG5
Issuer
EI DU PONT DE NEMOUR
MERCK & CO INC
BAE SYSTEMS HOLDINGS INC
Underwriters
Bank of America, Citigroup, Credit
Suisse, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS, Bank of
Tokyo-Mitsubishi, HSBC, Mizuho Securities,
Santander, Scotia Capital, Standard
Chartered Bank, Wells Fargo
Bank of America, BNP Paribas, Citigroup,
Credit Suisse, HSBC, JP Morgan, RBS,
Santander, Williams Capital Group
Barclays, Citigroup, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DD 3 1/4 01/15/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
6/22/2009
6/1/2009
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.757
99.598
99.799
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A2 / A
Aa3 / AA-
Baa2 / BBB+
Current yield
3.27%
3.82%
4.73%
Benchmark vs Spread (basis points)
92
137.5
250







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
310,000
 $
309,246.70
0.03%
-0.70%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,670,000.00
 $
4,658,651.90
0.47%
-0.70%
0.51%
12/31/2009
Total
4,980,000
 $
4,967,898.60
0.47%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BW2
315405AL4
920355AF1
Issuer
Dow Chemical Company
Ferro Corporation
Valspar Corporation
Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Mizuho Securities,
Morgan Stanley, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, RBS Securities, Blaylock Robert,
Loop Capital, Utendahl Capital,
Williams Capital
Citigroup, Credit Suisse, JP Morgan,
Fifth Third Securities, Greenwich Capital,
Keybanc Capital, Morgan Stanley, Natcity
Investments, Piper Jaffray
Bank of America Securities, Merrill Lynch,
Goldman Sachs, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DOW 7.6% 05/15/2014
FOE 6.5% 08/15/2013
VAL 7.25% 06/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
2/15/2009
6/16/2009
Total amount of offering sold to QIBs
1,750,000,000
172,500,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,750,000,000
172,500,000
300,000,000
Public offering price
99.688
100.00
99.574
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
2.75%
0.65%
Rating
Baa3/BBB-
B2/CCC-
Baa2/BBB
Current yield
7.62%
6.50%
7.28%
Benchmark vs Spread (basis points)
550bp
525bp
362bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,180,000.00
 $  1,176,318
0.07%
3.32%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
14,200,000.00
 $14,155,696
0.81%
3.32%
2.17%
6/30/2009
Total

15,380,000
 $15,332,014
0.88%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
25244SAF8
097014AK0
589331AP2
Issuer
DIAGEO FINANCE BV
BOEING CAPITAL CORP
MERCK & CO INC
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley
Credit Suisse, Goldman Sachs, JP Morgan
Bank of America, BNP Paribas, Citigroup,
Credit Suisse, HSBC, JP Morgan, RBS,
Santander, Williams Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DIAG 3 1/4 01/15/15
BA 3 1/4 10/27/14
MRK 4 06/30/15
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/22/2009
6/22/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
1,000,000,000
Public offering price
99.591
99.780
99.598
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.23%
0.35%
0.35%
Rating
A3 / A-
A2 / A
Aa3 / AA-
Current yield
3.25%
3.23%
3.82%
Benchmark vs Spread (basis points)
97
95
137.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
290,000
 $
288,813.90
0.06%
-0.26%
0.59%
12/31/2009
DWS Short Duration Plus Fund
4,395,000.00
 $
4,377,024.45
0.88%
-0.26%
0.59%
12/31/2009
Total
4,685,000
 $
4,665,838.35
0.93%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
25214BAB0
665859AJ3
41698187
Issuer
Dexia Credit
Northern Trust Corporation
State Street Corporation
Underwriters
Bank of America, Merrill Lynch,
Citigroup, Morgan Stanley, Deutsche
Bank Securities
Merrill Lynch, UBS Securities, Goldman
Sachs, Loop Capital Markets LLC, Williams
Capital
Banc of America Securities, Goldman Sachs ,
Credit Suisse, Morgan Stanley, Muriel
Siebert, UBS Securities, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DEXGRP  9/23/2011
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup Global Markets Limited
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
2,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
400,000,000
1,500,000,000
Public offering price
100.000
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.30%
0.30%
Rating
Aa1/AA+
A1/AA-
Aaae/AAA
Current yield
1.26%
5.52%
2.15%
Benchmark vs Spread (basis points)
86bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $     770,000
0.04%
-0.32%
0.63%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $  9,230,000
0.46%
-0.32%
0.47%
6/30/2009
Total

10,000,000
 $10,000,000
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAH4
529772AD7
055921AA8
Issuer
Dell Incorporated
Lexmark International Incorporated
BMC Software Incorporated
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank Securities, HSBC
Securities
Citigroup, JP Morgan, Scotia Capital,
SunTrust Robinson
Banc of America Securities, Credit Suisse,
JP Morgan, Merrill Lynch, Morgan Stanley,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
Dell 3.375% 06/15/2012
LXK 5.9% 06/01/2013
BMC 7.25% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/10/2009
5/19/2008
5/29/2008
Total amount of offering sold to QIBs
400,000,000
350,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
350,000,000
300,000,000
Public offering price
99.932
99.830
99.406
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/A-
Baa3/BBB-
Baa3/BBB
Current yield
3.38%
5.91%
7.29%
Benchmark vs Spread (basis points)
150bp
285bp
325bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
160,000.00
 $    159,891
0.04%
1.86%
0.97%
6/30/2009
DWS Short Duration Plus Fund
DWS
1,980,000.00
 $ 1,978,654
0.50%
1.86%
0.69%
6/30/2009
Total

2,140,000
 $ 2,138,545
0.54%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7
153645BB1
023608AE2
Issuer
DTE Energy Company
Central Illinois Light
Ameren Corporation
Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities
BNP Paribas, Goldman Sachs
BNP Paribas, JP Morgan, UBS Securities,
PNC Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DTE 7.63% 05/15/2014
AEE 8.875% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/6/2009
5/6/2009
5/12/2009
Total amount of offering sold to QIBs
300,000,000
150,000,000
425,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
150,000,000
425,000,000
Public offering price
100.000
99.997
99.505
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.60%
Rating
Baa2/BBB-
Baa2/BBB+
Baa3/BB+
Current yield
7.63%
8.88%
8.92%
Benchmark vs Spread (basis points)
561bp
734bp
698bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%
4.37%
2.42%
6/30/2009
DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%
4.37%
2.35%
6/30/2009
DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%
4.37%
2.94%
6/30/2009
DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%
4.37%
2.29%
6/30/2009
DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%
4.37%
1.70%
6/30/2009
DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%
4.37%
3.32%
6/30/2009
DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%
4.37%
4.01%
6/30/2009
DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%
4.37%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%
4.37%
2.40%
6/30/2009
Total

5,350,000
 $ 5,350,000
1.78%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAA7
73755LAE7
205887BE
Issuer
CENOVUS ENERGY
INCORPORATED
POTASH CORP-
SASKATCHEWAN
CONAGRA FOODS
Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank, Morgan Stanley, RBS
Bank of America, HSBC, RBC
Capital, BMO Capital Markets,
CIBC World Markets, Comerica
Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo
Securities, Scotia Capital, SG
Americas
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVECN 4 1/2 09/15/14
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
800,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
800,000,000
500,000,000
500,000,000
Public offering price
99.903
99.757
99.957
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa2 / BBB+
Baa1 / A-
Baa2 / BBB
Current yield
4.41%
4.87%
5.39%
Benchmark vs Spread (basis points)
212.5bp
337.5bp
400bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
300,000
 $
299,709
0.04%
2.28%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
3,900,000
 $
3,896,217
0.49%
2.28%
0.46%
9/30/2009
Total


 $
4,195,926
0.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14170TAC5
69373UAB3
260543BZ5
Issuer
CAREFUSION CORPORATION
PACCAR INCORPORATED
DOW CHEMICAL
Underwriters
Bank of America Merrill Lynch,
Barclays, Deutsche Bank,
Goldman Sachs, JP Morgan,
Morgan Stanley,  RBS, SunTrust
Robinson Humphrey
Bank of America, Barclays,
Citigroup, ANZ Securities, BNP
Paribas, HSBC, Mitsubishi UFJ
Securities, RBC Capital
 Bank of America Merrill Lynch,
Citigroup, HSBC, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CFN 4 1/8 08/01/12
PCAR 6 3/8 02/15/12
DOW 4.85 08/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2009
2/10/2009
8/4/2009
Total amount of offering sold to QIBs
250,000,000
250,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
250,000,000
1,250,000,000
Public offering price
99.311
99.892
99.985
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.40%
0.40%
Rating
Baa3 / BBB-
A1 / AA-
Baa3 / BBB-
Current yield
4.01%
5.91%
4.68%
Benchmark vs Spread (basis points)
287.5bp
500bp
312.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
110,000
 $
109,242
0.04%
3.36%
2.49%
9/30/2009
DWS Short Duration Plus Fund
DWS
1,320,000
 $
1,310,905
0.52%
3.36%
2.93%
9/30/2009
Total


 $
1,420,147
0.57%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AV7
055381AQ0
369550AN8
Issuer
BOEING CORPORATION
BE AEROSPACE INCORPORATED
GENERAL DYNAMICS CORPORATION
Underwriters
Banc of America Securities LLC, JP Morgan,
UBS Securities, ANZ Securities, Banca IMI,
Barclays Capital, BBVA Securities, BNP
Paribas, BNY Mellon Investor Services,
Calyon Securities, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets
Credit Suisse, JP Morgan, UBS Securities,
Mizuho Securities, RBS Greenwich Capital,
SunTrust Robinson Humphrey, Wells Fargo
Banc of America Securities LLC, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BA 5% 03/15/14
BEAV 8.5% 07/01/18
GD 5.25
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2009
6/26/2008
12/8/2008
Total amount of offering sold to QIBs
700,000,000
600,000,000
1,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
700,000,000
600,000,000
1,000,000,000
Public offering price
99.558
100.000
99.528
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
2.25%
0.35%
Rating
A2/A+
BA3/BB+
A2/A
Current yield
5.02%
8.50%
5.28%
Benchmark vs Spread (basis points)
310bp
445bp
365bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
260,000.00
 $                   258,851
0.04%
2.96%
1.49%
3/31/2009
DWS Short Duration Plus Fund
DWS
2,335,000.00
 $                 2,324,679
0.33%
2.96%
0.99%
3/31/2009
Total

2,595,000
 $                 2,583,530
0.37%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AY1
589331AP2
03938LAL8
Issuer
BOEING COMPANY
MERCK & CO INCORPORATED
ARCELORMITTAL
Underwriters
Bank of America Merrill Lynch,
Daiwa Securities, Deutsche Bank,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley,
Barclays, BNP Paribas, Calyon,
Credit Suisse, RBS, Sumitomo
Mitsui Banking, Utendahl Capital
Partners, Wells Fargo
Bank of America, BNP Paribas,
Citigroup, Credit Suisse, HSBC,
JP Morgan, RBS, Santander
Investment Securities, Williams
Capital Group
Citigroup, Goldman Sachs, HSBC,
JP Morgan, Morgan Stanley,
Santander Investment Securities,
Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BA 3 1/2 02/15/15
MRK 4 06/30/15
MTNA 9 02/15/15
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
6/22/2009
5/13/2009
Total amount of offering sold to QIBs
750,000,000
1,000,000,000
750,000,000
Total amount of any concurrent public
 offering
0
0
0
Total
750,000,000
1,000,000,000
750,000,000
Public offering price
99.157
99.598
98.931
Price paid if other than public offering
 price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A2 / A
Aa3 / AA-
Baa3 / BBB
Current yield
3.52%
3.86%
7.50%
Benchmark vs Spread (basis points)
110bp
137.5bp
727.7bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
435,000
 $
431,333
0.06%
0.07%
2.27%
7/30/2009
DWS Short Duration Plus Fund
DWS
5,200,000
 $
5,156,164
0.69%
0.07%
2.71%
7/30/2009
Total


 $
5,587,497
0.74%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAF8
61757UAH3
06050BAG6
Issuer
BLACKROCK INC
MORGAN STANLEY
BANK OF AMERICA CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Credit Suisse, Daiwa
Securities, Deutsche Bank, HSBC, JP Morgan,
RBS, UBS, Wells Fargo
 Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak, FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Market
Bank of America
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 2 1/4 12/10/12
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
1/14/2009
1/27/2009
Total amount of offering sold to QIBs
500,000,000
3,000,000,000
6,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
3,000,000,000
6,000,000,000
Public offering price
99.758
99.958
99.970
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.30%
0.30%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
2.25%
1.93%
2.06%
Benchmark vs Spread (basis points)
110
97.6
97.2







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
445,000.00
 $
443,923.10
0.09%
-0.20%
0.07%
12/31/2009
DWS Short Duration Plus Fund
6,700,000.00
 $
6,683,786.00
1.34%
-0.20%
-0.02%
12/31/2009
Total
7,145,000.00
 $
7,127,709.10
1.43%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
09247XAD3
31398AVD1
31331GTJ8
Issuer
BLACKROCK INC
FANNIE MAE
FEDERAL FARM CREDIT BANK
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Credit Suisse, Daiwa Securities,
Deutsche Bank, HSBC, JP Morgan, RBS,
UBS, Wells Fargo
Citigroup, Goldman Sachs, JP Morgan,
Barclays Capital, Deutsche Bank, Morgan
Stanley, UBS
Barclays Capital, JP Morgan, Morgan
Stanley, FTN Financial
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLK 3 1/2 12/10/14
FNMA 2 3/4 02/05/14
FFCB 2 5/8 04/17/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/7/2009
2/2/2009
4/13/2009
Total amount of offering sold to QIBs
1,000,000,000
7,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
7,000,000,000
1,500,000,000
Public offering price
99.855
99.921
99.777
Price paid if other than public offering
 price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.10%
0.10%
Rating
A1 / A+
Aaa / AAA
Aaa / AAA
Current yield
3.51%
2.71%
2.61%
Benchmark vs Spread (basis points)
135
93
92







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
345,000
 $
344,499.75
0.03%
-1.11%
0.07%
12/31/2009
DWS Short Duration Plus Fund
5,235,000.00
 $
5,227,409.25
0.52%
-1.11%
-0.02%
12/31/2009
Total
5,580,000
 $
5,571,909.00
0.56%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAG5
055381AQ9
774341AB7
Issuer
BAE Systems Holdings Incorporated
BE Aerospace Incorporated
Rockwell Collins Incorporated
Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities
Credit Suisse, JP Morgan, UBS Securities,
Mizuho Securities, RBS Greenwich Capital,
SunTrust Robinson, Wells Fargo
Banc of America Securities, JP Morgan,
UBS Securities, Bank of New York, Bank of
Tokyo Mitsubishi Trust, Calyon New York,
Citigroup, Keybanc, Mizuho Securities,
US Bancorp Investments, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BALN 4.95% 06/01/2014
BEAV 8.5% 07/01/2018
COL 5.25%
Is the affiliate a manager or co-manager
 of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2009
6/26/2008
5/1/2009
Total amount of offering sold to QIBs
500,000,000
600,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
600,000,000
300,000,000
Public offering price
99.799
100.000
99.471
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.50%
2.25%
0.65%
Rating
Baa2/BBB+
Ba3/BB+
A1/A
Current yield
4.96%
8.50%
5.28%
Benchmark vs Spread (basis points)
250bp
445bp
215bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
1,585,000.00
 $ 1,581,814
0.32%
0.72%
2.34%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,615,000.00
 $ 4,605,724
0.92%
0.72%
0.63%
6/30/2009
DWS Short Duration Fund
DWS
385,000.00
 $    384,226
0.08%
0.72%
0.69%
6/30/2009
DWS Strategic Income Trust
DWS
415,000.00
 $    414,166
0.08%
0.72%
2.46%
6/30/2009
Total

7,000,000
 $ 6,985,930
1.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
045167BW2
665859AJ3
41698187
Issuer
Asian Development Bank
Northern Trust Corporation
State Street Corporation
Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, Morgan Stanley
Merrill Lynch & Co, UBS Securities,
Goldman Sachs & Co, Loop Capital Markets
LLC, Williams Capital Group LP
Banc of America Securities LLC, Goldman
Sachs & Co, Credit Suisse, Morgan Stanley,
Muriel Siebert & Co, UBS Securities LLC,
Williams Capital Group LP
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ASIA 2.75% 05/21/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/13/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
3,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
400,000,000
1,500,000,000
Public offering price
99.662
99.611
99.856
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
15.00%
0.30%
0.30%
Rating
Aaa/AAA
A1/AA-
Aaae/AAA
Current yield
2.76%
5.52%
2.15%
Benchmark vs Spread (basis points)
86bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
368,000.00
 $    366,756
0.01%
-1.50%
1.48%
6/30/2009
DWS Short Duration Plus Fund
DWS
4,382,000.00
 $ 4,367,189
0.15%
-1.50%
1.50%
6/30/2009
Total

4,750,000
 $ 4,733,945
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAD0
191098AJ1
71343PAF8
Issuer
Anheuser-Busch Inbev
Coca Cola Enterprises
Pepsi Americas Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, BNP Paribas, Deutsche Bank
Securities, JP Morgan
Citigroup, SunTrust Robinson, Wachovia,
BB&T Capital Markets, JP Morgan, Rabobank
Nederland
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Goldman Sachs,
Loop Capital, Morgan Stanley, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ABIBB 5.375% 11/15/2014
COKE 7% 04/15/2019
PAS 4.375% 02/15/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
4/2/2009
2/9/2009
Total amount of offering sold to QIBs
1,550,000,000
110,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,550,000,000
110,000,000
350,000,000
Public offering price
99.877
98.238
99.369
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.65%
0.60%
Rating
Baa2/BBB+
Baa2/BBB
Baa1/A
Current yield
5.38%
7.13%
4.40%
Benchmark vs Spread (basis points)
337bp
449bp
250bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    769,053
0.05%
1.02%
1.60%
6/30/2009
DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,218,647
0.60%
1.02%
1.61%
6/30/2009
Total

10,000,000
 $ 9,987,700
0.65%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAG3
69373UAB3
260543BZ5
Issuer
ANHEUSER-BUSCH INBEV WOR
PACCAR INC
DOW CHEMICAL CO/THE
Underwriters
Bank of America, Barclays, Deutsche
Bank, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities , BNP Paribas, ING,
Scotia Capital, TD Securities
Bank of America, Barclays, Citigroup, ANZ
Securities, BNP Paribas, HSBC, Mitsubishi
UFJ Securities, RBC
Bank of America Merrill Lynch, Citigroup,
HSBC, Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 3 10/15/12
PCAR 6 3/8 02/15/12
DOW 4.85 08/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
2/10/2009
8/4/2009
Total amount of offering sold to QIBs
1,500,000,000
250,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
250,000,000
1,250,000,000
Public offering price
99.852
99.892
99.985
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.75%
0.40%
0.40%
Rating
Baa2 / BBB+
A1 / AA-
Baa3 / BBB-
Current yield
2.94%
5.82%
4.60%
Benchmark vs Spread (basis points)
160
500
312.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
190,000.00

189,718.80
0.01%
0.62%
0.99%
12/31/2009
DWS Short Duration Plus Fund
3,010,000.00

3,005,545.20
0.20%
0.62%
1.16%
12/31/2009
Total
3,200,000.00

3,195,264.00
0.21%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8
037411AU9
247916AB5
Issuer
ANADARKO PETROLEUM CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Credit Suisse, JP Morgan, UBS Securities,
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, Morgan Stanley,
RBS Greenwich Capital, Wells Fargo, Barclays
Capital, DnB Nor Bank ASA, Goldman Sachs,
Scotia Capital, Societe Generale
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon Securities, Comerica
Securities, Fortis Securities, Keybanc Capital
Markets, Scotia Capital, US Bancorp
Investments, Wachovia Capital Markets,
 Wedbush Morgan Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
APC 7.625% 03/15/14
APA 6% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
500,000,000
400,000,000
420,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
400,000,000
420,000,000
Public offering price
99.700
99.476
92.816
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.60%
2.00%
Rating
Baa3/BBB-
A3/A-
B1/BB
Current yield
7.65%
6.03%
10.51%
Benchmark vs Spread (basis points)
587bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%
-0.34%
1.02%
3/31/2009
DWS Short Duration Plus Fund
DWS
4,500,000.00
 $                 4,486,500
0.90%
-0.34%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,635,080
0.33%
-0.34%
2.24%
3/31/2009
DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%
-0.34%
2.34%
3/31/2009
Total

7,000,000
 $                 6,979,000
1.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7
120568AT7
12626PAJ2
Issuer
Ameristar Casinos
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo Mitsubishi
Trust Co, BBVA Compass, Calyon, Citigroup,
ING Bank, Rabobank International, Sociate
Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities, ING
Bank, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ASCA 9.25% 06/01/2014
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
600,000,000
650,000,000
Public offering price
97.087
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.45%
Rating
B2/BB-
Baa2/BBB-
Baa1/BBB+
Current yield
9.53%
8.50%
8.13%
Benchmark vs Spread (basis points)
726bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%
5.06%
2.38%
6/30/2009
DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%
5.06%
2.53%
6/30/2009
DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%
5.06%
4.52%
6/30/2009
DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%
5.06%
4.68%
6/30/2009
DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%
5.06%
4.50%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%
5.06%
2.63%
6/30/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%
5.06%
4.24%
6/30/2009
DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%
5.06%
1.48%
6/30/2009
DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%
5.06%
1.50%
6/30/2009
DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%
5.06%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%
5.06%
4.26%
6/30/2009
DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%
5.06%
3.09%
6/30/2009
Total

4,693,014
 $  4,556,306
0.72%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
029912AZ5
73755LAE7
205887BE1
Issuer
AMERICAN TOWER CORP
POTASH CORP-SASKATCHEWAN
CONAGRA FOODS INC
Underwriters
Credit Suisse, JP Morgan, Morgan Stanley,
Calyon Securities, Citigroup, Deutsche
Bank, Fortis Securities, Mitsubishi UFJ
Securities, Mizuho Securities, RBC
Bank of America, HSBC, RBC, BMO Capital
Markets, CIBC World Markets, Comerica
Securities, Goldman Sachs, Mitsubishi UFJ
Securities, Rabo Securities, Scotia Capital,
SG Americas
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 4 5/8 04/01/15
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/13/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
500,000,000
Public offering price
99.864
99.757
99.957
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa3 / BB+
Baa1 / A-
Baa2 / BBB
Current yield
4.55%
4.89%
5.33%
Benchmark vs Spread (basis points)
240
337.5
400







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
350,000.00
 $
349,524.00
0.06%
1.28%
0.99%
12/31/2009
DWS Short Duration Plus Fund
5,530,000.00
 $
5,522,479.20
0.92%
1.28%
1.16%
12/31/2009
Total
5,880,000.00
 $
5,872,003.20
0.98%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
008281AY3
45324QAB2
23636UAA5
Issuer
AFRICAN DEVELOPMENT BANK
ING BANK NV
DANSKE BANK A/S
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley
Citigroup, HSBC, ING Bank, JP
Morgan
Bank of America, Citigroup,
Danske Bank, Goldman Sachs, JP
Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AFDB 1 3/4 10/01/12
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2009
1/30/2009
6/23/2009
Total amount of offering sold to QIBs
1,000,000,000
5,000,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
5,000,000,000
2,250,000,000
Public offering price
99.660
99.702
99.853
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaae / AAA
Aaa / AAA
Aaa / AAA
Current yield
1.76%
2.57%
2.46%
Benchmark vs Spread (basis points)
41.4bp
143.3
78.2








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
250,000
 $
249,150
0.02%
0.04%
0.11%
9/30/2009
DWS Short Duration Plus Fund
DWS
3,750,000
 $
3,737,250
0.02%
0.04%
0.11%
9/30/2009
Total


 $
249,150
0.02%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAA9
30216BBS0
US00254EJE32
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
SWEDISH EXPORT CREDIT
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
Rabobank Nederland, RBS
Bank of America, BNP Paribas, HSBC, RBC
Bank of America, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 3.2 11/03/14
EDC 3 1/8 04/24/14
SEK 3 1/4 09/16/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
9/9/2009
Total amount of offering sold to QIBs
2,750,000,000
1,000,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,750,000,000
1,000,000,000
1,500,000,000
Public offering price
99.950
99.835
99.908
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.15%
Rating
Aaa / AAA
Aaa / AAA
Aa1 / AA+e
Current yield
3.18%
3.05%
3.22%
Benchmark vs Spread (basis points)
72.9
135.75
86.75







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
315,000
 $
314,842.50
0.01%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,685,000
 $
4,682,657.50
0.17%
-0.14%
0.94%
12/31/2009
Total
5,000,000
 $
4,997,500.00
0.18%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
00448MAB7
30216BBS0
40429CFV9
Issuer
ACHMEA HYPOTHEEKBANK NV
EXPORT DEVELOPMENT CANADA
HSBC FINANCE CORP
Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
Rabobank Nederland, RBS
Bank of America, BNP Paribas, HSBC, RBC
BNP Paribas, Calyon Securities,
Commerzbank, Loop Capital Markets,
Merrill Lynch, Societe Generale, Williams
Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ACHMEA 0 11/03/14
EDC 3 1/8 04/24/14
HSBC 0 01/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Royal Bank of Scotland
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
4/20/2009
11/15/2006
Total amount of offering sold to QIBs
500,000,000
1,000,000,000
1,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
1,000,000,000
1,250,000,000
Public offering price
100.000
99.835
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.30%
0.15%
0.35%
Rating
Aaa / AAA
Aaa / AAA
A3 / A
Current yield
0.63%
3.05%
0.56%
Benchmark vs Spread (basis points)
35
135.75
30







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Short Duration Fund
310,000
 $
310,000.00
0.06%
-0.14%
0.99%
12/31/2009
DWS Short Duration Plus Fund
4,690,000
 $
4,690,000.00
0.94%
-0.14%
0.94%
12/31/2009
Total
5,000,000
 $
5,000,000.00
1.00%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DR7
822582AG7
369550AP3
Issuer
Procter & Gamble Sr Nt
Shell International Finance BV
General Dynamics Corp
Underwriters
BAC, DB, GS, BCLY, CITI, HSBC, JPM, MS,
RBS, UBS, WILLIAMS BAC, DB, MS
BAC, JPM, RBS
Years of continuous operation, including
 predecessors
> 3 years
> 3 years
> 3 years
Security
PG 1 3/8 08/01/12
RDSALN 1.3 09/22/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/1/2010
9/15/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
1,500,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,250,000,000
1,500,000,000
750,000,000
Public offering price
99.93
100.
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.18%
0.11%
0.20%
Rating
Aa3/AA
Aa1/AA
A2/A
Current yield
1.375
0.936
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
37.5
80
DWS Short Duration Fund
770,000
769,438
0.06%
0.55%
0.59%
3/31/2010
DWS Short Duration Plus Fund
11,480,000
11,471,620
0.92%
0.55%
0.91%
3/31/2010
Total
12,250,000
12,241,058
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
74005PAX2
742732AE0
369550AP3
Issuer
Praxair Inc Sr Unsec
Procter & Gamble International
General Dynamics Corp
Underwriters
CITI, HSBC, RBS, BAC, MUFG, CS, DB,
SANTANDER, WELLS
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PX 2 1/8 06/14/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CITIGROUP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/11/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
500,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
500,000,000
1,000,000,000
750,000,000
Public offering price
99.88
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.18%
0.20%
Rating
A2/A
Aa3/AA-
A2/A
Current yield
2.125
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
65
38
80
DWS Short Duration Fund
500,000
499,400
0.10%
0.43%
0.89%
3/31/2010
DWS Short Duration Plus Fund
7,500,000
7,491,000
1.50%
0.43%
1.00%
3/31/2010
Total
8,000,000
7,990,400
1.60%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
676167BB4
45324QAB2
23636UAA5
Issuer
Oekb Oest Kontroll Bk Gov Gtd
ING Bank NV
Danske Bank A/S
Underwriters
GS, JPM, UBS, BCLY, BNP, DB, HSBC
CITI, HSBC, ING
BAC, CITI, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
OKB 1 3/4 03/11/13
INTNED 2 5/8 02/09/12
DANBNK 2 1/2 05/10/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
1/30/2009
6/23/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
5,000,000,000
2,250,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,250,000,000
5,000,000,000
2,250,000,000
Public offering price
99.96
99.7
99.85
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.10%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.75
1.261
1.44
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
44.2
143.3
78.2
DWS Short Duration Fund
53,000
52,978
0.00%
-0.19%
0.29%
3/31/2010
DWS Short Duration Plus Fund
1,526,000
1,525,374
0.12%
-0.19%
0.40%
3/31/2010
Total
1,579,000
1,578,352
0.13%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
66989HAB4
742732AE0
369550AP3
Issuer
Novartis Cap Corp Cpy Gtd
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, GS, JPM, MS, BNP, CSFB,
DB, HSBC, MITSUBISHI, NOMURA
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NOVART 1.9 04/24/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
5,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
5,000,000,000
1,000,000,000
750,000,000
Public offering price
99.87
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.20%
0.18%
0.20%
Rating
Aa2/AA-
Aa3/AA-
A2/A
Current yield
1.9
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
55
38
80
DWS Short Duration Fund
125,000
124,834
0.00%
0.09%
0.29%
3/31/2010
DWS Short Duration Plus Fund
1,900,000
1,897,473
0.04%
0.09%
0.30%
3/31/2010
Total
2,025,000
2,022,307
0.04%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AR7
589331AP2
05523UAG5
Issuer
Medtronic Inc Sr Nt
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, DB, GS, JPM, CITI, HSBC, MITSUBISHI,
MIZUHO, UBS
BAC, BNP, CITI
BCLY, CITI, GS, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
MDT 3 03/15/15Sr Nt
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMORGAN CHASE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to
QIBs
3,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
3,000,000,000
1,000,000,000
500,000,000
Public offering price
99.99
99.6
99.8
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/AA-
Aa3/AA-
Baa2/BBB+
Current yield
3
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
60
137.5
250
DWS Short Duration Fund
230,000
229,979
0.01%
-0.11%
0.29%
3/31/2010
DWS Short Duration Plus Fund
3,445,000
3,444,690
0.11%
-0.11%
0.30%
3/31/2010
Total
3,675,000
3,674,669
0.12%
^The Security and Fund Performance is
calculated based on information provided
 by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50075NAY0
260543BZ5
69373UAB3
Issuer
Kraft Foods Inc Sr Unsec
Dow Chemical Co/The
PACCAR Inc
Underwriters
BCLY, BBVA, BNP, CITI, CS, DB, HSBC, RBS
BAC, CITI, HSBC, MS
BAC, BCLY, CITI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
KFT 2 5/8 05/08/13
DOW 4.85 08/15/12
PCAR 6 3/8 02/15/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BNP PARIBAS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2010
8/4/2009
2/10/2009
Total dollar amount of offering sold to
QIBs
9,500,000,000
1,250,000,000
250,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
9,500,000,000
1,250,000,000
250,000,000
Public offering price
99.73
99.99
99.89
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.40%
0.40%
Rating
Baa2/BBB-
Baa3/BBB-
A1/AA-
Current yield
2.625
2.375
1.69
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
140
312.5
500
DWS Short Duration Fund
130,000
129,650
0.00%
1.29%
0.59%
3/31/2010
DWS Short Duration Plus Fund
1,940,000
1,934,781
0.02%
1.29%
0.80%
3/31/2010
Total
2,070,000
2,064,431
0.02%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
416515AY0
74432QBJ3
665859AK0
Issuer
Hartford Fin Svcs Grp Sr Nt
Prudential Financial Inc
Northern Trust Corp
Underwriters
CITI, CS, GS, JP, WELLS,
BAC, DAIWA, DB, MITSUBISHI
BAC, BCLY, MS
GS, MS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HIG 4 03/30/15
PRU 4 3/4 09/17/15
NTRS 4 5/8 05/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
GOLDMAN, SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2010
9/10/2009
4/28/2009
Total dollar amount of offering sold to
QIBs
1,100,000,000
900,000,000
500,000,000
Total dollar amount of any concurrent public
offering
-
-
-
Total
1,100,000,000
900,000,000
500,000,000
Public offering price
99.93
99.77
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.30%
0.30%
Rating
Baa3/BBB
Baa2/A
A1/AA-
Current yield
4
4.254
2.912
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
160
250
275
DWS Short Duration Fund
440,000
439,701
0.04%
-0.53%
0.29%
3/31/2010
DWS Short Duration Plus Fund
6,560,000
6,555,539
0.60%
-0.53%
0.19%
3/31/2010
Total
7,000,000
6,995,240
0.64%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AV1
30216BBS0
US500769DF83
Issuer
Export-Import Bk Sr Unsec
Export Development Canada
KFW
Underwriters
DB, HSBC, JPM, RBS, UBS,
HANA DAETOO, WOORI
BAC, BNP, HSBC
CS, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EIBKOR 4 1/8 09/09/15
EDC 3 1/8 04/24/14
KFW 3 1/2 03/10/
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
UBS
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/2/2010
4/20/2009
3/3/2009
Total dollar amount of offering sold to
QIBs
1,000,000,000
1,000,000,000
5,000,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
1,000,000,000
1,000,000,000
5,000,000,000
Public offering price
99.47
99.84
99.97
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
0.30%
0.15%
0.15%
Rating
A2/A
Aaa/AAA
Aaa/AAA
Current yield
4.125
2.299
3.375572
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
195
135.8
162.8
DWS Short Duration Fund
357,000
355,090
0.04%
0.94%
0.29%
3/31/2010
$
DWS Short Duration Plus Fund
9,500,000
9,449,175
0.94%
0.94%
0.40%
3/31/2010
DWS Strategic Income Fund
1,018,000
1,012,554
0.10%
1.17%
1.55%
3/30/2010
DWS Strategic Income VIP
173,000
172,075
0.02%
1.17%
1.34%
3/30/2010
Total
11,048,000
10,988,894
1.10%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
22822RAP5
589331AP2
71343PAF8
Issuer
Crown Castle LLC Sr Sec 144A
Merck & Co Inc
PepsiAmericas Inc
Underwriters
RBS, TD, BAC, BCLY, CALYON, CITI, DB,
RBC
BNP, CITI, CS
BAC, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 4.523 01/15/15
MRK 4 06/30/15
PEP 4 3/8 02/15/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
MORGAN STANLEY
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2010
6/22/2009
2/9/2009
Total dollar amount of offering sold to
QIBs
1,900,000,000
1,000,000,000
350,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
1,900,000,000
1,000,000,000
350,000,000
Public offering price
100.
99.6
99.37
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
0.50%
0.35%
0.60%
Rating
A2/A
Aa3/AA-
Baa1 /
Current yield
4.523
2.995
2.763
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
200
137.5
250
DWS Short Duration Plus Fund
1,250,000
1,250,000
0.07%
0.00%
1.10%
3/31/2010
Total
1,250,000
1,250,000
0.07%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

CANADIAN IMPERIAL BK COV 144A
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
136069DF5
61757UAH3
06050BAG6
Issuer
Canadian Imperial Bk Cov 144A
Morgan Stanley
Bank of America Corp
Underwriters
BAC, CIBC, HSBC, RBS, BCLY, DB, JPM,
RBC, UBS
MS
BAC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CM 2 02/04/13
MS 1.95 06/20/12
BAC 2.1 04/30/12
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
ROYAL BANK OF SCOTLAND
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/27/2010
1/14/2009
1/27/2009
Total dollar amount of offering sold
to QIBs
2,000,000,000
3,000,000,000
6,000,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
2,000,000,000
3,000,000,000
6,000,000,000
Public offering price
99.98
99.96
99.97
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
0.30%
0.30%
0.30%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
2
1.324
1.216
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
66
97.6
97.2
DWS Short Duration Fund
545,000
544,869
0.03%
0.31%
0.89%
3/31/2010
DWS Short Duration Plus Fund
8,150,000
8,148,044
0.41%
0.31%
0.91%
3/31/2010
Total
8,695,000
8,692,913
0.43%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF40
589331AP2
05523UAG5
Issuer
American Honda Fin Sr Nt 144A
Merck & Co Inc
BAE Systems Holdings Inc
Underwriters
BAC, BCLY, CITI, DB
BAC, BCLY, CITI
BCLY,CITI,GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 3 1/2 03/16/15
MRK 4 06/30/15
BALN 4.95 06/01/14
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BANK OF AMERICA.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
6/22/2009
6/1/2009
Total dollar amount of offering sold to
QIBs
1,000,000,000
1,000,000,000
500,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,000,000,000
1,000,000,000
500,000,000
Public offering price
99.78
99.6
99.8
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.35%
0.35%
0.35%
Rating
A1/A+
Aa3/AA-
Baa2/BBB+
Current yield
3.5
2.995
3.844
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
120
137.5
250
DWS Short Duration Fund
225,000
224,510
0.02%
0.18%
0.29%
3/31/2010
DWS Short Duration Plus Fund
3,355,000
3,347,686
0.33%
0.18%
0.30%
3/31/2010
Total
3,580,000
3,572,196
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

AMERICAN HONDA FIN SR NT 144A
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02666QF32
742732AE0
369550AP3
Issuer
American Honda Fin Sr Nt 144A
Procter & Gamble International
General Dynamics Corp
Underwriters
BAC, BCLY, CITI, DB,
HSBC, JPM, MITSUBISHI, MIZUHO
GS, JPM, MS
BAC, JPM, RBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HNDA 2 3/8 03/18/13
PG 1.35 08/26/11
GD 1.8 07/15/11
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
8/25/2009
6/19/2009
Total dollar amount of offering sold to
QIBs
1,000,000,000
1,000,000,000
750,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,000,000,000
1,000,000,000
750,000,000
Public offering price
99.96
99.93
99.55
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.18%
0.20%
Rating
A1/A+
Aa3/AA-
A2/A
Current yield
2.375
0.964
0.949
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
100
38
80
DWS Short Duration Fund
295,000
294,882
0.03%
0.00%
0.29%
3/31/2010
DWS Short Duration Plus Fund
4,410,000
4,408,236
0.44%
0.00%
0.30%
3/31/2010
Total
4,705,000
4,703,118
0.47%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.
Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
FORTINET INC
SOLARWINDS
LOGMEIN
Issuer
34959E109
83416B109
54142L109
Underwriters
Deutsche Bank, JP Morgan, Morgan Stanley,
RBC Capital Markets, Robert Baird,
ThinkEquity Partners, JMP Securities, Signal
Hill Capital Group
Goldman Sachs, JP Morgan, Morgan Stanley
Barclays, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Ticker
FTNT
SWI
LOGM
Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/18/2009
11/13/2009
11/19/2009
Total dollar amount of offering sold to QIBs
 $ 12,500,000
 $ 151,500,000
 $ 106,720,000
Total dollar amount of any concurrent
 public offering
 $ -
 $ -
 $ -
Total
 $ 12,500,000
 $ 151,500,000
 $  106,720,000
Public offering price
 $ 12.50
 $ 12.50
 $ 16.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88
0.84
1.02
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A




Fund Specific Information




Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
2,000
 $                     25,000
0.20%
32.96%
0.00%
11/18/2009
DWS Balanced VIP
500
 $                       6,250
0.05%
32.96%
0.00%
11/18/2009
DWS Global Opportunities Fund
18,700
 $                   233,750
1.87%
32.96%
0.00%
11/18/2009
DWS Global Opportunities VIP
6,000
 $                     75,000
0.60%
32.96%
0.00%
11/18/2009
DWS Lifecycle Long Range Fund
900
 $                     11,250
0.09%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth Fund
40,800
 $                   510,000
4.08%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth VIP
2,700
 $                     33,750
0.27%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth Fund
9,800
 $                   122,500
0.98%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth VIP
9,200
 $                   115,000
0.92%
32.96%
0.00%
11/18/2009
Total
90,600
 $
1,132,500
9.06%



^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.






Security Information

Comparison Security

Comparison Security

Security Purchased

CUSIP 930059100

03076C106

74164M108

Issuer Waddell Reed

Ameriprise

PRIMERICA

Underwriters

MS

JPM, ML

CITI, DB, MS, UBS, ING, SUNTRST

Years of continuous operation, including

> 3 years

> 3 years

> 3 years

Ticker

WDR

PRI

AMP

Is the affiliate a manager or co-manager of

Joint Lead Manager

N/A

N/A

Name of underwriter or dealer from which

CITIGROUP

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

3/1/2009

6/1/2009

3/10/2010

Total dollar amount of offering sold to QIBs

21,700,000

36,000,000

252,000,000

Total dollar amount of any concurrent public

 N/A

 N/A

 N/A

Total

21,700,000

36,000,000

252,000,000

Public offering price

23

25

15

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

1.27

0.88

0.8

Rating

N/A

N/A

N/A

Current yield

N/A

N/A

N/A

Fund Specific Information

DWS Funds

Total Share
Amount
Purchased

$ Amount of
Purchase

% of Offering
Purchased by the
Fund

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS Balanced Fund

1,500

22,500$

0.01%

0.00%

0.00%

3/10/2010

DWS Balanced VIP

400

6,000$

0.00%

0.00%

0.00%

3/10/2010

DWS Global Opportunities Fund

13,400

201,000$

0.08%

0.00%

0.00%

3/10/2010

DWS Global Opportunities Fund

4,300

64,500$

0.03%

0.00%

0.00%

3/10/2010

DWS Small Cap Growth

2,500

37,500$

0.01%

0.00%

0.00%

3/10/2010

DWS Small Cap Growth VIP

2,400

36,000$

0.01%

0.00%

0.00%

3/10/2010

Total

24,500

367,500$

0.15%

^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.

*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
04315B107
524901105
03761U106
Issuer
Artio Global Investors
Legg Mason
Apollo Investment Corporation
Underwriters
Goldman Sachs, Deutsche Bank,
UBS, Bank of America Merrill
Lynch
Citigroup, Goldman Sachs, Legg
Mason, Bank of America Merrill
Lynch
Bank of America, Bank of America
Merrill Lynch, Citigroup, JP
Morgan, Wells Fargo
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
ART
LMO
AINV
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2009
3/9/2009
8/12/2009
Total dollar amount of offering sold to QIBs
 $                                  25,000,000
 $                                   9,000,000
 $                                  18,000,000
Total dollar amount of any concurrent public
offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                                  25,000,000
 $                                   9,000,000
 $                                  18,000,000
Public offering price
 $                                          26.00
 $                                          30.64
 $                                           8.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.84%
3.44%
0.39%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
5,800
 $
150,800
0.02%
0.00%
0.00%
9/30/2009
DWS Balanced VIP
DWS
1,600
 $
41,600
0.01%
0.00%
-0.10%
9/30/2009
DWS Global Opportunities Fund
DWS
52,600
 $
1,367,600
0.21%
0.00%
-0.76%
9/30/2009
DWS Global Opportunities VIP
DWS
16,800
 $
436,800
0.07%
0.00%
-0.72%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
2,500
 $
65,000
0.01%
0.00%
0.00%
9/30/2009
DWS Mid Cap Growth Fund
DWS
38,100
 $
990,600
0.15%
5.11%
-1.72%
9/24/2009
DWS Mid Cap Growth VIP
DWS
2,500
 $
65,000
0.01%
5.12%
-1.76%
9/24/2009
DWS Small Cap Growth Fund
DWS
9,300
 $
241,800
0.04%
5.12%
-1.55%
9/24/2009
DWS Small Cap Growth VIP
DWS
8,700
 $
226,200
0.03%
5.12%
-1.52%
9/24/2009
Total

137,900
 $
3,585,400
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03739T108
29267A203
73179V103
Issuer
A123 SYSTEMS
INCORPORATED
ENER1 INCORPORATED
POLYPORE INTERNATIONAL
Underwriters
Goldman Sachs, Morgan Stanley,
Deutsche Bank
Raymond James & Associates,
Hambrecht & Quist LLC
JP Morgan Securities, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
AONE
HEV
PPO
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
 purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
 9/23/09
12/11/2008
8/7/2009
Total dollar amount of offering sold to QIBs
 $
27,500,000
 $
2,800,000
 $
7,500,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $
27,500,000
 $
2,800,000
 $
7,500,000
Public offering price
 $
13.50
 $
5.86
 $
11.43
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.95%
0.87%
1.14%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
2,300
 $
31,050
0.11%
57.93%
-0.61%
9/30/2009
DWS Balanced VIP
DWS
600
 $
8,100
0.03%
57.93%
-0.65%
9/30/2009
DWS Commodity Securities Fund
DWS
4,507
 $
60,845
0.22%
57.93%
-1.72%
9/30/2009
DWS Global Commodities Stock Fund
DWS
3,435
 $
46,373
0.17%
57.93%
-2.75%
9/30/2009
DWS Global Opportunities Fund
DWS
21,100
 $
284,850
1.04%
57.93%
-1.70%
9/24/2009
DWS Global Opportunities VIP
DWS
6,700
 $
90,450
0.33%
57.93%
-1.70%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
1,000
 $
13,500
0.05%
57.93%
-0.50%
9/30/2009
DWS Mid Cap Growth Fund
DWS
15,400
 $
207,900
0.76%
57.93%
-1.60%
9/30/2009
DWS Mid Cap Growth VIP
DWS
1,000
 $
13,500
0.05%
57.93%
-1.53%
9/30/2009
DWS Small Cap Growth Fund
DWS
3,800
 $
51,300
0.19%
57.93%
-0.97%
9/30/2009
DWS Small Cap Growth VIP
DWS
3,500
 $
47,250
0.17%
57.93%
-1.00%
9/30/2009
Total


 $
855,117
3.11%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information







Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
371559105
12477X106
110394103
Issuer
Genesee & Wyoming
CAI International Incorporated
Bristow Group Incorporated
Underwriters
Citigroup, Deutsche Bank Securities, JP
Morgan, Bear Stearns, Credit Suisse,
Schroder & Company
Banc of America Securities, Piper Jaffray,
Jefferies & Company, William Blair,
Coputershare Shareholder Services, KPMG,
Perkins Coie, Davis Polk & Wardwell
Credit Suisse, Goldman Sachs, JP Morgan,
Howard Weil, Johnson Rice, Suntrust Capital
Markets, Wells Fargo, BNY Mellon, KPMG,
Baker Botts, Vinson & Elkins
Years of continuous operation, including
predecessors
> 3 years
> 3 years
>3 years
Ticker
GWR
CAP
BRS
Is the affiliate a manager or co-manager
of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
8/12/2008
6/11/2008
Total dollar amount of offering sold to QIBs
 $
4,600,000
 $
   750,000
 $
28,810,000
Total dollar amount of any concurrent
public offering
 $
        -
 $
        -
 $
        -
Total
 $
4,600,000
 $
750,000
 $
28,810,000
Public offering price
 $
24.50
 $
15.50
 $
46.87
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $
0.74
 $
0.93
 $
2.11
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Mid Cap Growth Fund
DWS
41,700
 $
1,021,650.00
0.91%
8.20%
0.99%
6/30/2009
DWS Mid Cap Growth VIP
DWS
2,200
 $
53,900.00
0.05%
8.20%
0.00%
6/30/2009
DWS Small Cap Growth Fund
DWS
7,800
 $
191,100.00
0.17%
8.20%
2.18%
6/30/2009
DWS Small Cap Growth VIP
DWS
7,400
 $                   181,300
3.94%
8.20%
2.17%
6/30/2009
Total

59,100
 $
1,447,950
5.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.